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                     PARTNERSHIP INTEREST PURCHASE AGREEMENT


                                  BY AND AMONG


                           AVERY COMMUNICATIONS, INC.,


                          AVERY ACQUISITION SUB, INC.,


                          HOLD BILLING SERVICES, LTD.,


                        HOLD BILLING & COLLECTION, L.C.,


                                 JOSEPH W. WEBB,


                                 JAMES A. YOUNG,


                                 EDWARD L. DUNN,


                                 PHILIP S. DUNN,


                                 HAROLD D. BOX,


                                       AND


                              DAVID W. MECHLER, JR.




         --------------------------------------------------------------



                             DATED AS OF MAY 3, 1996



         --------------------------------------------------------------
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                                TABLE OF CONTENTS



                                    ARTICLE 1

                   PURCHASE AND SALE OF PARTNERSHIP INTERESTS



Section 1.1  Purchase and Sale of Partnership Interests......................  2

Section 1.2  Purchase Price..................................................  2

Section 1.3  Closing.........................................................  2



                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES



Section 2.1  Representations and Warranties of Billing, General Partner and

     Selling Partners........................................................  2

     2.1.1    Authorization..................................................  2

     2.1.2    Partnership Status.............................................  3

     2.1.3    No Conflicts...................................................  3

     2.1.4    Financial Statements...........................................  4

     2.1.5    Absence of Undisclosed Liabilities.............................  4

     2.1.6    Taxes..........................................................  5

     2.1.7    Absence of Changes.............................................  6

     2.1.8    Litigation.....................................................  8

     2.1.9    Compliance with Laws; Governmental Approvals and Consents;

              Governmental Contracts.........................................  9

     2.1.10   Operation of the Business...................................... 10

     2.1.11   Assets......................................................... 10

     2.1.12   Contracts...................................................... 10

     2.1.13   Territorial Restrictions....................................... 13

     2.1.14   Inventories.................................................... 13

     2.1.15   Customers and Pricing.......................................... 13

     2.1.16   Suppliers; Raw Materials....................................... 13

     2.1.17   Product Warranties............................................. 14

     2.1.18   Absence of Certain Business Practices.......................... 14

     2.1.19   Intellectual Property.......................................... 15

              (a)   Title.................................................... 15

              (b)   Transfer................................................. 15

              (c)   No Infringement.......................................... 15

              (d)   Licensing Arrangements................................... 15

              (e)   No Intellectual Property Litigation...................... 16

              (f)   Due Registration......................................... 16

              (g)   Use of Name and Mark..................................... 16

     2.1.20   Insurance...................................................... 16

     2.1.21   Real Property.................................................. 17

              (a)      Owned Real Property................................... 17



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              (b)   Leases................................................... 17

              (c)   Fee and Leasehold Interests.............................. 17

              (d)   No Proceedings........................................... 17

              (e)   Current Use.............................................. 18

              (f)   Compliance with Real Property Laws....................... 18

     2.1.22   Environmental Matters.......................................... 18

              (a)   Permits.................................................. 18

              (b)   No Violations............................................ 18

              (c)   No Actions............................................... 19

              (d)   Full Disclosure.......................................... 19

     2.1.23   Employees and Labor Matters.................................... 19

     2.1.24   Employee Benefit Plans and Related Matters..................... 20

              (a)   Employee Benefit Plans................................... 20

              (b)   Qualification............................................ 21

              (c)   Compliance; Liability.................................... 21

     2.1.25   Confidentiality................................................ 22

     2.1.26   No Guarantees.................................................. 22

     2.1.27   Records........................................................ 22

     2.1.28   Brokers and Finders............................................ 22

     2.1.29   Business Description and Review................................ 23

     2.1.30   Receivables.................................................... 23

     2.1.31   Transactions with Affiliates................................... 23

     2.1.32   Disclosure..................................................... 24

Section 2.2  Title to Partnership Interests.................................. 24

Section 2.3  Representations and Warranties of ACI and Merger Sub............ 24

     2.3.1    Corporate Status and Authorization............................. 24

     2.3.2    No Conflicts, Etc.............................................. 25

     2.3.3    Litigation..................................................... 25

     2.3.4    Brokers and Finders............................................ 26

     2.3.5    Disclosure..................................................... 26



                                    ARTICLE 3

                                    COVENANTS



Section 3.1  Covenants of Billing, General Partner and Selling Partner....... 26

     3.1.1    Conduct of Business............................................ 26

     3.1.2    No Solicitation................................................ 27

     3.1.3    Access and Information......................................... 28

     3.1.4    Financial Statements........................................... 28

     3.1.5    Public Announcements........................................... 29

     3.1.6    Further Actions................................................ 29

     3.1.7    Partner Consents............................................... 30

     3.1.8    Further Assurances............................................. 30

     3.1.9    Disclosure Memorandum.......................................... 30



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     3.1.10   Conveyance of General Partner.................................. 32

Section 3.2  Covenants of ACI and Merger Sub................................. 32

     3.2.1    Public Announcements........................................... 32

     3.2.2    Further Actions................................................ 32

     3.2.3    Further Assurances............................................. 33



                                    ARTICLE 4

                              CONDITIONS PRECEDENT



Section 4.1  Conditions to Obligations of Each Party......................... 33

     4.1.1    HSR Act Notification........................................... 33

     4.1.2    No Injunction, Etc............................................. 33

Section 4.2  Conditions to Obligations of ACI and Merger Sub................. 34

     4.2.1    Representations, Performance................................... 34

     4.2.2    Financing...................................................... 34

     4.2.3    Consents....................................................... 34

     4.2.4    No Material Adverse Effect..................................... 34

     4.2.5    Collateral Agreements.......................................... 35

     4.2.6    Subsequent Monthly Financial Statements........................ 35

     4.2.7    Proceedings.................................................... 35

     4.2.8    HOLD Closing................................................... 35

Section 4.3  Conditions to Obligations of Selling Partners................... 36

     4.3.1    Representations, Performance................................... 36

     4.3.2    Corporate Proceedings.......................................... 36

     4.3.3    HOLD Closing................................................... 36

     4.3.4    Consents and Approvals......................................... 37



                                    ARTICLE 5

                                   TERMINATION



Section 5.1  Termination..................................................... 37

Section 5.2  Effect of Termination........................................... 38



                                    ARTICLE 6

                                 INDEMNIFICATION



Section 6.1  By Billing and the Selling Partners............................. 38

Section 6.2  By Merger Sub and ACI........................................... 38

Section 6.3  Limitation on Indemnification................................... 39

Section 6.4  Maximum Liability of Young...................................... 39

Section 6.5  Adjustments to Indemnification Payments......................... 39

Section 6.6  Indemnification Procedures...................................... 39

Section 6.7  Time Limitation................................................. 40

Section 6.8  Indemnification Not Exclusive................................... 40



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                                    ARTICLE 7

                          DEFINITIONS AND CONSTRUCTION



Section 7.1  Definition of Certain Terms..................................... 41

Section 7.2  Rules of Construction........................................... 48



                                    ARTICLE 8

                               GENERAL PROVISIONS



Section 8.1  Survival of Representations and Warranties...................... 50

Section 8.2  Expenses........................................................ 50

Section 8.3  Severability.................................................... 50

Section 8.4  Notices......................................................... 50

Section 8.5  Headings........................................................ 51

Section 8.6  Entire Agreement................................................ 51

Section 8.7  Counterparts.................................................... 52

Section 8.8  Governing Law, Etc.............................................. 52

Section 8.9  Binding Effect.................................................. 52

Section 8.10  Assignment..................................................... 52

Section 8.11  No Third Party Beneficiaries................................... 52

Section 8.12  Amendment; Waivers, Etc........................................ 52



                                LIST OF EXHIBITS



Exhibit A - Form of Non-Competition Agreement

Exhibit B - Form of Mechler Employment Agreement

Exhibit C - Form of Box Employment Agreement



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                             INDEX OF DEFINED TERMS



ACI               .........................................................1, 41

ACI Indemnitees   ............................................................38

Affiliate         ............................................................41

Agreement         .........................................................1, 41

Applicable Law    ............................................................41

Balance Sheet     ............................................................41

Balance Sheet Date.........................................................4, 41

Benefit Liabilities...........................................................41

Billing           .........................................................1, 41

Billing Business Plan.........................................................23

Billing Group     ........................................................38, 42

Billing Indemnitees.......................................................39, 42

Box               .........................................................1, 42

Box Employment Agreement......................................................35

Business Day      ............................................................42

CERCLA            ............................................................42

Closing           .........................................................2, 42

Closing Date      .........................................................2, 42

Code              ............................................................42

Collateral Agreements.........................................................42

Consent           ............................................................42

Contracts         ........................................................10, 42

Control           ............................................................41

Covered Returns   .........................................................5, 42

Covered Taxes     ............................................................42

Disclosure Memorandum.....................................................30, 42

Dollars           ............................................................42

E. Dunn           .........................................................1, 42

employee benefit plan.....................................................20, 42

Employees         ........................................................20, 43

Environmental Assessment......................................................43

Environmental Laws............................................................43

Environmental Liabilities and Costs...........................................43

Environmental Permits.........................................................43

ERISA             ............................................................43

Financial Statements.......................................................4, 44

GAAP              ............................................................44

General Partner   .........................................................1, 44

Government Approval...........................................................44

Governmental Authority........................................................44

Hazardous Substances..........................................................44

HOLD Business Plan............................................................42



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HOLD Merger Agreement..........................................................1

HSR Act           ............................................................44

Indemnified Party ........................................................39, 44

Indemnifying Party........................................................40, 44

Intellectual Property.........................................................44

Inventories       ............................................................45

IRS               ............................................................45

Leased Real Property..........................................................45

Leases            ............................................................45

Lien              ............................................................45

Losses            ........................................................38, 45

Material Adverse Effect.......................................................45

Mechler           .........................................................1, 45

Mechler Employment Agreement..................................................35

Merger Sub        .........................................................1, 45

Merger Sub Indemnitees........................................................45

Monthly Unaudited Financial Statements.....................................4, 45

Multiemployer Plan........................................................21, 45

Multiple Employer Plan....................................................21, 46

Non-Competition Agreement.................................................35, 46

Owned Intellectual Property...............................................15, 46

Owned Real Property...........................................................46

P. Dunn           .........................................................1, 46

Partner           .........................................................1, 46

Partners          .........................................................1, 46

Partnership       .........................................................1, 46

Partnership Interest..........................................................46

Permitted Liens   ............................................................46

Person            ............................................................46

Plans             ........................................................20, 47

Purchase Price    .............................................................2

Real Property     ............................................................47

Real Property Laws........................................................18, 47

Reimbursable Expenses.........................................................47

Related Persons   ........................................................20, 47

Release           ............................................................47

Remedial Action   ............................................................47

Review Termination Date.......................................................47

Rights            ............................................................47

Securities Act    ............................................................47

Security          ........................................................23, 47

Selling Partner   .........................................................1, 47

Selling Partners  .........................................................1, 47

Subsequent Monthly Financial Statements...................................28, 48



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Subsidiaries      ............................................................48

Supporting Documents......................................................31, 48

Tax               ............................................................48

Tax Return        ............................................................48

Termination Date  ............................................................48

Treasury Regulations..........................................................48

TRLPA             ............................................................48

Unaudited Financial Statements.............................................4, 48

Webb              .........................................................1, 48

Withholding Taxes .........................................................5, 48

Young             .........................................................1, 48





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                                LIST OF SCHEDULES



Schedule 2.1.2(b)............................................................  3

Schedule 2.1.2(d)............................................................  3

Schedule 2.1.3...............................................................  4

Schedule 2.1.5...............................................................  4

Schedule 2.1.6(a)............................................................  5

Schedule 2.1.6(b)............................................................  5

Schedule 2.1.6(c)............................................................  5

Schedule 2.1.6(d)............................................................  6

Schedule 2.1.7...............................................................  6

Schedule 2.1.8...............................................................  8

Schedule 2.1.9(a)............................................................  9

Schedule 2.1.9(b)............................................................  9

Schedule 2.1.9(c)............................................................  9

Schedule 2.1.10.............................................................. 10

Schedule 2.1.11.............................................................. 10

Schedule 2.1.12(a)........................................................... 10

Schedule 2.1.12(c)........................................................... 13

Schedule 2.1.14.............................................................. 13

Schedule 2.1.16.............................................................. 13

Schedule 2.1.17.............................................................. 14

Schedule 2.1.19(a)........................................................... 15

Schedule 2.1.19(d)........................................................... 15

Schedule 2.1.19(g)........................................................... 16

Schedule 2.1.20.............................................................. 16

Schedule 2.1.22(a)........................................................... 18

Schedule 2.1.22(c)........................................................... 19

Schedule 2.1.23.............................................................. 19

Schedule 2.1.23.............................................................. 19

Schedule 2.1.24(a)........................................................... 20

Schedule 2.1.26.............................................................. 22

Schedule 2.1.29.............................................................. 23

Schedule 2.1.30.............................................................. 23

Schedule 2.1.31.............................................................. 23

Schedule 2.3.2............................................................... 25





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                                LIST OF EXHIBITS



Exhibit A.................................................................... 35

Exhibit B.................................................................... 35

Exhibit C.................................................................... 35





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                     PARTNERSHIP INTEREST PURCHASE AGREEMENT





         This  PARTNERSHIP  INTEREST  PURCHASE  AGREEMENT (this  "Agreement") is

                                                                  ---------

dated as of May 3, 1996, and is being entered by and among AVERY COMMUNICATIONS,

INC., a Delaware  corporation  ("ACI"),  AVERY  ACQUISITION  SUB,  INC., a Texas

                                 ---

corporation  ("Merger  Sub"),  HOLD  BILLING  SERVICES,  LTD.,  a Texas  limited

               -----------

partnership ("Billing" or the "Partnership"), HOLD BILLING & COLLECTION, L.C., a

              -------          -----------

Texas limited liability company and the General Partner (the "General  Partner")

                                                              ----------------

of Billing,  JOSEPH W. WEBB ("Webb"),  JAMES A. YOUNG ("Young"),  EDWARD L. DUNN

                              ----                      -----

("E. Dunn"),  PHILIP S. DUNN ("P. Dunn," and,  collectively with Webb, Young and

  -------

E. Dunn, the "Selling Partners," or individually,  a "Selling Partner"),  HAROLD

              ----------------                        ---------------

D. BOX ("Box"),  DAVID W. MECHLER,  JR.  ("Mechler," and,  collectively with the

         ---                               -------

General  Partner,  Webb,  Young,  E. Dunn, P. Dunn and Box, the  "Partners,"  or

                                                                  ---------

individually, a "Partner"), with reference to the following RECITALS:

                 -------



                                 R E C I T A L S



         A.  Contemporaneously  herewith,  ACI,  Merger  Sub,  Home  Owners Long

Distance Incorporated,  a Texas corporation, the Selling Partners and others are entering  into an  Agreement  and Plan of Merger (the "HOLD  Merger  Agreement")

                                                       -----------------------

pursuant to which, subject to the terms and conditions set forth therein, Merger

Sub will merge with and into Home Owners  Long  Distance  Incorporated  and Home

Owners Long Distance Incorporated will become a wholly owned subsidiary of ACI.



         B. The Selling  Partners  own an  aggregate  of 54% of the  Partnership

Interests of the  Partnership.  Subject only to the  limitations  and exclusions contained in this  Agreement,  and on the terms and conditions  hereinafter  set forth,  each of the  Selling  Partners  desires to sell,  and Merger  Sub,  as a condition to its consummating  the transactions  contemplated by the HOLD Merger

Agreement,  desires to purchase, the Partnership Interest of each of the Selling

Partners.  Box and  Mechler  desire to join in this  Agreement  for the  limited purposes of facilitating certain acts required to be taken by the Partnership to consummate the transactions contemplated hereby and to induce the Partnership to enter the employment  agreements with each of them for which provisions are made herein.



         C. Each capitalized term used herein is defined in Section  7.1 hereof.



         NOW, THEREFORE,  in consideration of the recitals and of the respective covenants,  representations,  warranties and agreements  herein  contained,  and intending  to be legally  bound  hereby,  the  parties  hereto  hereby  agree as follows:
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                                    ARTICLE 1



                   PURCHASE AND SALE OF PARTNERSHIP INTERESTS





         SECTION 1.1 PURCHASE AND SALE OF PARTNERSHIP INTERESTS. On the basis of the representations,  warranties and agreements contained in this Agreement, and subject to the terms and  conditions  of this  Agreement,  each Selling  Partner shall  sell,  assign,  transfer,  and convey to Merger Sub at the Closing all of

Selling Partner's Rights in the Selling Partner's Partnership Interest, free and clear of any and all Liens.



         SECTION  1.2  PURCHASE  PRICE.  The  aggregate  purchase  price for the

Partnership Interests of the Selling Partners shall be $2,970,000 (the "Purchase

                                                                        --------

Price").  The Purchase Price shall be paid to the Selling Partners,  pro rata in

-----

accordance with their respective Partnership  Interests,  at the Closing by wire transfer of  immediately  available  funds against  delivery of the  Partnership

Interests.



         SECTION  1.3  CLOSING.  Subject  to the  terms and  conditions  of this

Agreement,  the closing (the  "Closing") of this Agreement and the  transactions

                               -------

contemplated  hereby,  shall take place at the  offices of  Winstead  Sechrest &

Minick P.C., 5400 Renaissance  Tower, 1201 Elm Street,  Dallas,  Texas 75270, at

10:00  A.M.,  local time,  on the later of (i) August 1, 1996,  or (ii) the date which is three Business Days after the  satisfaction or waiver of all conditions to the consummation of the transactions  contemplated  hereby,  or at such other time or place or on such other date, in each case as may be mutually agreed upon in writing by ACI and the Selling Partners. The date of the Closing is sometimes herein referred to as the "Closing Date."

                           ------------





                                    ARTICLE 2



                         REPRESENTATIONS AND WARRANTIES



         SECTION 2.1 REPRESENTATIONS AND WARRANTIES OF BILLING,  GENERAL PARTNER

AND SELLING  PARTNERS.  Billing and the General  Partner,  jointly and severally with each other,  and Selling  Partners,  jointly and severally  with each other

Selling  Partner  and  (except as to 2.1.1,  2.1.2(a),  (c) and (d),  2.1.28 and

2.1.32 below) to the best of Selling Partners' knowledge,  represent and warrant to ACI and Merger  Sub that,  except as set forth in the  Disclosure  Memorandum delivered  to ACI and Merger Sub as  provided in Section  hereof,  each of which exceptions shall specifically  identify the relevant  subsection hereof to which it relates and shall be deemed to be  representations  and warranties as if made hereunder:



                  2.1.1 AUTHORIZATION. Billing and the Selling Partners have the power and  authority to execute and deliver this  Agreement and each of

         the   Collateral   Agreements,   to  perform  fully  their   respective

         obligations   hereunder  and   thereunder,   and  to   consummate   the

         transactions contemplated hereby and thereby.



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         The  execution  and  delivery  by  Billing of this  Agreement,  and the consummation of the transactions contemplated hereby, have been, and on the Closing Date the  execution  and delivery by Billing of each of the

         Collateral   Agreements  and  the   consummation  of  the  transactions

         contemplated  thereby will have been,  duly authorized by all requisite action of Billing.  Billing and the Selling Partners have duly executed and  delivered  this  Agreement and on the Closing Date Billing and the

         Selling  Partners  will have duly  executed and  delivered  each of the

         Collateral Agreements.  This Agreement is, and on the Closing Date each of  the  Collateral  Agreements  will  be,  legal,  valid  and  binding obligations of Billing and the Selling  Partners,  enforceable  against them in accordance with their respective terms.



                  2.1.2    PARTNERSHIP STATUS.



                           (a) Billing is a limited  partnership duly organized,

                  validly  existing and in good  standing  under the laws of the

                  State of Texas,  with full power and authority to carry on its business and to own or lease and to operate its  properties as and in the places where such  business is  conducted  and such properties owned, leased or operated.



                           (b)  Billing is duly  qualified  to do  business as a

                  foreign limited  partnership and is in good standing under the laws of each state or other  jurisdictions  specified opposite

                  its   name  in   Schedule   2.1.2(b),   which   are  the  only

                  jurisdictions  in which the  operation  of its business or the character of the properties owned, leased or operated by it in connection  with its  business  makes  such  qualification  or licensing necessary.



                           (c) Billing has  delivered to Merger Sub complete and

                  correct  copies of its  agreement  of limited  partnership  or other organizational  documents,  in each case, as amended and in effect on the date  hereof.  Billing is not in violation of any of the provisions of its agreement of limited  partnership or other organizational documents.



                           (d) The Partners own beneficially and of record the

                  Partnership  Interests set forth beside their respective names on Schedule .



                  2.1.3 NO CONFLICTS. The execution, delivery and performance by

         Billing and the  Selling  Partners  of this  Agreement  and each of the

         Collateral  Agreements,   and  the  consummation  of  the  transactions

         contemplated  hereby and thereby,  do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any Applicable Law



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         applicable to Billing or any Affiliate thereof or any of the properties or assets of Billing,  (ii) the  agreement  of limited  partnership  or other organizational  documents of Billing or (iii) except as set forth in Schedule 2.1.3, any Contract or other contract,  agreement or other instrument to which  Billing or any Affiliate  thereof is a party or by which  Billing  or any of their  properties  or assets  may be bound or affected.  Except as  specified  in  Schedule  2.1.3,  no  Governmental

         Approval or other Consent is required to be obtained or made by Billing in connection with the execution and delivery of this Agreement and the

         Collateral   Agreements  or  the   consummation  of  the   transactions

         contemplated hereby or thereby.



                  2.1.4 FINANCIAL  STATEMENTS.  Billing has delivered to ACI (a)

         unaudited  consolidated  financial  statements of Billing as at and for the 12-month period ended December 31, 1995 (the  "Unaudited  Financial

                                                            --------------------

         Statements"),  and (b) unaudited  consolidated  financial statements of

         ----------

         Billing as at and for the monthly  periods ended  January 31,  February

         29, and March 31, 1996 (the "Monthly Unaudited Financial  Statements"),

                                      ---------------------------------------

         and  related  statements  of income  for the  periods  then  ended (the

         Unaudited  Financial  Statements and the Monthly Unaudited  Statements,

         and,  from and  after  the date of  delivery  thereof,  the  Subsequent

         Monthly   Financial   Statements,   being   hereinafter   referred   to

         collectively as the "Financial  Statements").  The Unaudited  Financial

                              ---------------------

         Statements and the Monthly Unaudited Financial  Statements are complete and correct in all material  respects and have been  prepared and, when delivered,  the Subsequent Monthly Financial  Statements will have been prepared,  in accordance with GAAP, except that the Unaudited Financial

         Statements,   the  Monthly  Unaudited  Financial   Statements  and  the

         Subsequent  Monthly Financial  Statements do not contain  statements of cash flows or changes in financial position or notes and may be subject to normal audit  adjustments and, in the case of the Monthly  Unaudited

         Financial  Statements and the Subsequent Monthly Financial  Statements,

         normal annual  adjustments,  which audit and annual  adjustments,  will not,  individually  or in the  aggregate  have or result in a  Material

         Adverse Effect. The balance sheets included in the Financial Statements

         present  fairly  the  financial   condition  of  Billing  as  at  their

         respective  dates.  The statements of income and retained  earnings and statements of cash flows included in the Financial  Statements  present fairly  the  results  of  operations  and cash  flows  for the  periods indicated. As used herein, the term "Balance Sheet Date" means December

                                              ------------------

         31, 1995.



                  2.1.5  ABSENCE  OF  UNDISCLOSED  LIABILITIES.  Billing  has no

         liabilities  or  obligations  of any nature,  whether known or unknown,

         absolute, accrued, contingent or otherwise and whether due or to become due,  except  (a) as set  forth in  Schedule  2.1.5,  (b) as and to the extent  disclosed or reserved  against in the Balance Sheet  (excluding the notes thereto) and (c) for  liabilities  and  obligations  that (i)

         were  incurred  after  the date of the  Balance  Sheet in the  ordinary course of business consistent with prior practice and (ii) individually and in the  aggregate are not material and have not had or resulted in,

         and will not have or result in, a



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         Material Adverse Effect.  None of Billing's employees is now or will by the passage of time  become  entitled  to receive  any  vacation  time,

         vacation pay or severance pay  attributable to services  rendered prior to such date except as disclosed on the Balance  Sheet  (excluding  the notes thereto).



                  2.1.6    TAXES.



                           (a) Billing  has (or by the  Closing  will have) duly

                  and timely filed all Tax Returns with respect to Covered Taxes required to be filed on or before the Closing  Date  ("Covered

                                                                         -------

                  Returns").  Except  for  Covered  Taxes set forth on  Schedule

                  -------

                  2.1.6(a), which  are  being  contested  in  good  faith and by appropriate proceedings,  the following Covered Taxes have (or by the Closing Date will have) been duly and timely paid:  (i)

                  all Covered Taxes shown to be due on the Covered Returns, (ii)

                  all  deficiencies  and  assessments  of Covered Taxes of which notice has (or by the Closing Date will have) been received by

                  Billing that are or may become payable or chargeable as a lien upon the  business  of  Billing,  and (iii) all other  Covered

                  Taxes due and payable on or before the Closing  Date for which neither filing of Covered  Returns nor notice of deficiency or assessment  is  required,  of  which  Billing  or any  Selling

                  Partner is or  reasonably  should be (or by the  Closing  Date will be or reasonably  should be) aware that are or may become payable by Billing. All Taxes required to be withheld by or on behalf of Billing in connection  with amounts paid or owing to any employee, independent contractor,  creditor or other party

                  ("Withholding  Taxes") have been  withheld,  and such withheld

                    ------------------

                  Taxes  have  either  been duly and  timely  paid to the proper

                  Governmental  Authorities  or set aside in  accounts  for such purpose.



                           (b) Except as set forth on Schedule 2.1.6(b), no

                  agreement or other document extending, or having the effect of extending,  the  period of  assessment  or  collection  of any

                  Covered Taxes or Withholding  Taxes,  and no power of attorney with respect to any such Taxes, has been filed with the IRS or any other Governmental Authority.



                           (c)  Except as set forth on  Schedule 2.1.6(c), (i)

                  there are no Covered Taxes or  Withholding  Taxes  asserted in writing by any  Governmental  Authority  to be due and (ii) no

                  issue has been raised in writing by any Governmental Authority in the  course of any audit with  respect to Covered  Taxes or

                  Withholding Taxes.  Except as set forth on Schedule 2.1.6(c) ,

                  no Covered Taxes and no Withholding  Taxes are currently under audit by any Governmental



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                  Authority.  Except as set forth on  Schedule 2.1.6(c), neither the IRS nor any other Governmental  Authority is now asserting or, to the knowledge of any Selling  Partner,  threatening  to assert against  Billing any deficiency or claim for additional

                  Covered  Taxes or any  adjustment  of Covered Taxes that would have a Material  Adverse  Effect,  and there is no  reasonable basis for any such  assertion of which  Billing or any Selling

                  Partner is or reasonably should be aware.



                           (d)  Except  as set forth on Schedule 2.1.6(d), there

                  is no litigation or  administrative  appeal pending or, to the knowledge  of  any  Selling  Partner,  threatened  against  or relating to Billing in connection with Covered Taxes.



                  2.1.7  ABSENCE OF  CHANGES.  Except as set forth on Schedule

                  2.1.6(d),  since the Balance Sheet Date, Billing has conducted its business only in the ordinary course consistent with prior practice and has not:



                           (a) suffered any Material Adverse Effect;



                           (b) amended its agreement of limited partnership or

                  equivalent organizational documents;



                           (c) incurred any  obligation or liability,  absolute,

                  accrued,  contingent  or  otherwise,  whether due or to become

                  due,   except  current   liabilities  for  trade  or  business

                  obligations  incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice,  none of which liabilities,  in any case or in the aggregate, could have a Material Adverse Effect;



                           (d) discharged or satisfied any Lien other than those

                  then  required  to be  discharged  or  satisfied,  or paid any obligation  or  liability,  absolute,  accrued,  contingent or otherwise,  whether due or to become due,  other than  current liabilities shown on the Balance Sheet and current liabilities incurred  since the date  thereof  in the  ordinary  course of business consistent with prior practice;



                           (e) mortgaged, pledged or subjected to any Lien, any

                  property, business or assets, tangible or intangible, held in connection with its business;



                           (f) sold, transferred, leased to others or otherwise

                  disposed of any of its assets,  except for  inventory  sold in the



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                  ordinary course of business consistent with prior practice, or cancelled  or  compromised  any debt or  claim,  or  waived or released any right of substantial value;



                           (g) made,  entered  into or assumed,  or suffered any

                  amendment  or  termination   of,  any   agreement,   contract,

                  commitment,  lease  or Plan to which it is a party or by which it or any of its assets is bound,  or  received  any notice of termination  of any  contract,  lease  or other  agreement  or suffered  any  damage,  destruction  or loss  (whether  or not covered by insurance);



                           (h)  transferred  or  granted  any rights  under,  or

                  entered   into  any   settlement   regarding   the  breach  or

                  infringement  of, any Intellectual  Property,  or modified any existing rights with respect thereto;



                           (i) made  any  change  in the  rate of  compensation,

                  commission,  bonus or other  direct or  indirect  remuneration payable,  or  paid  or  agreed  or  orally  promised  to  pay,

                  conditionally or otherwise, any bonus, incentive, retention or other compensation,  retirement,  welfare, fringe or severance benefit or  vacation  pay,  to or in  respect  of any  Selling

                  Partner, director, officer, employee, salesman, distributor or agent, or made any other changes to its personnel practices;



                           (j) encountered any labor union organizing  activity,

                  had any actual or threatened employee strikes, work stoppages,

                  slowdowns  or  lockouts,  or had any  material  change  in its relations with its employees, agents, customers or suppliers;



                           (k) failed to replenish its  inventories and supplies

                  in a normal and  customary  manner  consistent  with its prior practice  and prudent  business  practices  prevailing  in the industry,  or made any  purchase  commitment  in excess of the normal,  ordinary and usual requirements of its business or at any price in excess of the then  current  market price or upon terms  and  conditions  more  onerous  than  those  usual  and customary in the industry;



                           (l)  failed to  maintain  in full  force  and  effect

                  substantially  the same level and types of insurance  coverage as in effect on the Balance Sheet Date for destruction, damage to, or loss of any of its assets;





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                           (m)  suffered  any material  damage,  destruction  or

                  loss,  whether or not  covered  by  insurance,  affecting  its

                  business,   as  currently  conducted  or  as  proposed  to  be

                  conducted, or to its assets;



                           (n)  made  any  change  in its  selling,  pricing  or

                  advertising practices;



                           (o) changed  its  accounting  principles,  methods or

                  practices or investment  practices,  including such changes as were necessary to conform to GAAP, written up the value of any of its assets on its books and records, or increased, reduced,

                  drawn down or  reversed  any of its  reserves  (other  than in accordance with GAAP);



                           (p)  made  any   capital   expenditures   or  capital

                  additions or improvements in excess of an aggregate of $5,000;



                           (q)  instituted,  settled  or agreed  to  settle  any

                  litigation,   action  or   proceeding   before  any  court  or

                  governmental  body  other  than  in  the  ordinary  course  of business  consistent  with past  practices but not in any case involving amounts in excess of $1,000;



                           (r)  entered  into  any   transaction,   contract  or

                  commitment  other  than in the  ordinary  course  of  business consistent with prior  practice,  or paid or agreed to pay any legal,  accounting,  brokerage,  finder's fee,  Taxes or other expenses in  connection  with,  or incurred any  severance pay obligations by reason of, this  Agreement or the  transactions contemplated hereby; or



                           (s) taken any  action or  omitted  to take any action

                  that would result in the occurrence of any of the foregoing.



                  2.1.8 LITIGATION. Except as set forth on Schedule 2.1.8, there is no action, claim, demand, suit, proceeding,  arbitration, grievance,

         citation,  summons,  subpoena,  inquiry or investigation of any nature,

         civil, criminal,  regulatory or otherwise, in law or in equity, pending or threatened  against or relating to Billing or against or relating to the transactions contemplated by this Agreement, and no Selling Partner knows or has  reason to be aware of any  basis for the same.  Except as set forth on Schedule 2.1.8, no citations, fines or penalties have been asserted  against Billing under any  Environmental  Law or any foreign,

         federal, state or local law relating to occupational health or safety.





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                  2.1.9  COMPLIANCE  WITH  LAWS;   GOVERNMENTAL   APPROVALS  AND

         CONSENTS; GOVERNMENTAL CONTRACTS.



                           (a) Except as disclosed on Schedule 2.1.9(a), Billing

                  has complied in all material respects with all Applicable Laws the  violation  of which has not had or resulted  in, and will not have or  result  in, a  Material  Adverse  Effect,  either before or after  Closing,  and  Billing has not  received  any notice  alleging  any  such  conflict,  violation,  breach  or default.



                           (b)  Schedule  2.1.9(b)  sets forth all  Governmental

                  Approvals  and other  Consents  necessary  for,  or  otherwise material to, the conduct of its business or the  ownership and use of its assets, including all licenses,  permits or similar authorizations  required  or  necessary  for the  billing  and collection for long distance services.  Except as set forth on

                  Schedule  2.1.9(b),   all  such  Governmental   Approvals  and

                  Consents  have been duly  obtained  and are in full  force and effect,  and  Billing  is in  compliance  with  each  of  such

                  Governmental  Approvals and Consents held by it. Billing owns,

                  holds,  possesses  or lawfully  uses in the  operation  of its business all the Governmental  Approvals set forth on Schedule

                  2.1.9(b),  free and clear of all Liens and in compliance  with all  Applicable  Laws.  Billing is not in default,  nor has it received  any notice of any claim of default,  with respect to

                  any  such  Governmental   Approvals.   All  such  Governmental

                  Approvals  are  renewable  by their  terms or in the  ordinary course of business without the need to comply with any special qualification  procedures  or to pay any  amounts  other  than routine filing fees. None of such Governmental  Approvals will be  adversely  affected by  consummation  of the  transactions contemplated  hereby. No Selling Partner,  director,  officer,

                  employee or former  employee of Billing or any  Affiliates  of

                  Billing,  or any  other  Person  owns or has any  proprietary,

                  financial  or  other  interest  (direct  or  indirect)  in any

                  Governmental  Approvals which Billing owns,  possesses or uses in  the  operation  of  its  business  as  now  or  previously conducted.



                           (c) Schedule  2.1.9(c) sets forth all Contracts  with

                  any Governmental Authority.





                           (d) There are no proposed laws,  rules,  regulations,

                  ordinances,  orders, judgments, decrees, governmental takings,

                  condemnations or other  proceedings  which would be applicable to



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                  Billing and which might have a Material Adverse Effect, either before or after the Closing Date.



                  2.1.10  OPERATION  OF THE  BUSINESS.  Except  as set  forth in

         Schedule 2.1.10, (a) Billing has not conducted its business through any divisions or any direct or indirect  Subsidiary or Affiliate of Billing and (b) no part of the  business  is  operated  by Billing  through any entity other than Billing.



                  2.1.11 ASSETS. Except as disclosed in Schedule 2.1.11, Billing has good title to all its  assets,  free and clear of any and all Liens other than Permitted  Liens. The assets reflected on the Balance Sheet,

         taken as a whole,  constitute all the properties and assets relating to or used or held for use in  connection  with the  business  of  Billing during the past twelve months (except Inventory sold, cash disposed of,

         accounts  receivable  collected,  prepaid expenses realized,  Contracts fully  performed,  and  properties or assets  replaced by equivalent or superior  properties or assets,  in each case in the ordinary course of business  consistent  with  prior  practice.  There  are no  assets  or properties  used in the  operation of the business of Billing and owned by any Person  other than  Billing that will not on the Closing Date be leased or licensed to Billing  under valid,  current  leases or license arrangements.  The assets  reflected  on the  Balance  Sheet are in all material  respects  adequate for the purposes for which such assets are currently  used or are held for use, and are in reasonably  good repair and operating  condition  (subject to normal wear and tear) and, to the knowledge  of Billing and the Selling  Partners,  there are no facts or conditions  affecting  the assets which could,  individually  or in the aggregate, interfere in any material respect with the use, occupancy or operation  thereof as currently  used,  occupied or operated,  or their adequacy for such use.



                  2.1.12   CONTRACTS.



                           (a)  Schedule   2.1.12(a)  contains  a  complete  and

                  correct list of all  agreements,  contracts,  commitments  and other  instruments and arrangements  (whether written or oral)

                  of the types described below (x) by which any of the assets of

                  Billing  are bound or  affected  or (y) to which  Billing is a party or by which it is bound (the "Contracts"):

                                                      ---------



                                    (i) agreements,  contracts, commitments, and

                           other instruments and arrangements  pursuant to which

                           Billing  serves as a billing and  collection  service

                           for long distance carriers and resellers;



                                    (ii)    agreements, contracts, commitments,

                           and other instruments and arrangements relating to



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                           the solicitation of new customers or additional

                           business for or on behalf of Billing;



                                    (iii) leases, licenses, permits, franchises,

                           insurance policies,  Governmental Approvals and other

                           contracts concerning or relating to the Real

                           Property;



                                    (iv)   employment,    consulting,    agency,

                           collective  bargaining  or other  similar  contracts,

                           agreements,  and other  instruments and  arrangements

                           relating to or for the benefit of current,  future or

                           former   employees,    officers,   directors,   sales

                           representatives,   distributors,   dealers,   agents,

                           independent contractors or consultants;



                                    (v) loan agreements,  indentures, letters of

                           credit,   mortgages,   security  agreements,   pledge

                           agreements, deeds of trust, bonds, notes, guarantees,

                           and other agreements and instruments  relating to the

                           borrowing  of money or  obtaining  of or extension of

                           credit;



                                    (vi) licenses,  licensing  arrangements  and

                           other contracts providing in whole or in part for the

                           use of,  or  limiting  the use of,  any  Intellectual

                           Property;



                                    (vii)   brokerage or finder's agreements;



                                    (viii)  joint   venture,   partnership   and

                           similar  contracts  involving a sharing of profits or

                           expenses  (including  joint research and  development

                           and joint marketing contracts);



                                    (ix)  asset  purchase  agreements  and other

                           acquisition or divestiture agreements,  including any

                           agreements relating to the sale, lease or disposal of

                           any  assets  (other  than sales of  inventory  in the

                           ordinary course of business) or involving  continuing

                           indemnity or other obligations;



                                    (x)     orders and other contracts for the

                           purchase or sale of materials, supplies, products or



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                           services, each of which involves aggregate payments

                           in excess of $5,000 in the case of purchases or

                           $5,000 in the case of sales;



                                    (xi)  contracts  with  respect  to which the

                           aggregate amount that could reasonably be expected to

                           be paid or received  thereunder in the future exceeds

                           $10,000 per annum or $10,000 in the aggregate;



                                    (xii)   sales agency, manufacturer's

                           representative, marketing or distributorship

                           agreements;



                                    (xiii) contracts, agreements or arrangements

                           with respect to the  representation of Billing or its

                           business  in states  other  than  Texas  and  foreign

                           countries;



                                    (xiv) master lease agreements  providing for

                           the leasing of both (A) personal  property  primarily

                           used in,  or held  for use  primarily  in  connection

                           with,  the business of Billing and (B) other personal

                           property;



                                    (xv)    contracts, agreements or commitments

                           with any employee, director, officer, Selling Partner

                           or Affiliate of Billing; and



                                    (xvi)   any other contracts, agreements or

                           commitments that are material to Billing or its

                           business.



                           (b) Billing has delivered to ACI complete and correct

                  copies of all written Contracts,  together with all amendments thereto,  and accurate  descriptions  of all material terms of all oral  Contracts,  set forth or required to be set forth in

                  Schedule 2.1.12(a).



                           (c) All  Contracts  are in full  force and effect and

                  enforceable  against each party thereto.  There does not exist under any  Contract any event of default or event or condition that,  after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Billing or, to the



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                  knowledge of Billing or any Selling  Partner,  any other party thereto  except as set forth in Schedule  2.1.12(c) and except for such events or conditions  that,  individually  and in the aggregate,  (i) has not had or resulted  in, and will not have or result in, a Material Adverse Effect,  and (ii) has not and will not  materially  impair  the  ability  of  Billing or any

                  Selling Partner to perform their respective  obligations under this Agreement and under the Collateral Agreements.  Except as set forth in Schedule 2.1.12(c), no consent of any third party is required under any Contract as a result of or in connection with,  and the  enforceability  of any  Contract  will  not be affected  in  any  manner  by,  the  execution,  delivery  and performance  of  this  Agreement  or  any  of  the  Collateral

                  Agreements   or   the   consummation   of   the   transactions

                  contemplated hereby or thereby.



                  (d) Billing does not have outstanding any power of attorney.



                  2.1.13 TERRITORIAL RESTRICTIONS.  Billing is not restricted by any  written  agreement  or  understanding  with any other  Person from carrying on its business anywhere in the world. Merger Sub, solely as a result of the Merger, will not thereby become restricted in carrying on any business anywhere in the world.



                  2.1.14  INVENTORIES.  All Inventories are of good,  usable and merchantable  quality in all material respects and, except as set forth on Schedule  2.1.14,  do not include  obsolete or  discontinued  items.

         Except as set forth on Schedule 2.1.14, (a) all Inventories are of such quality as to meet the  quality  control  standards  of Billing and any applicable governmental quality control standards,  (b) all Inventories that are  finished  goods are  saleable as current  inventories  at the current  prices  thereof in the ordinary  course of  business,  (c) all

         Inventories  are  recorded on the books of Billing at the lower of cost or  market  value  determined  in  accordance  with  GAAP  and  (d)  no write-down in inventory has been made or should have been made pursuant to GAAP during the past two years.  Schedule 2.1.14 lists the locations of all Inventories.



                  2.1.15 CUSTOMERS AND PRICING. Billing has previously delivered to ACI a true, complete and correct copy of its customer database. Such database  completely  and  accurately  sets forth the prices charged by

         Billing to its  customers  (and any  applicable  discounts  by customer name) for its services.



                  2.1.16  SUPPLIERS;  RAW MATERIALS.  Schedule 2.1.16 sets forth

         (a) the names and addresses of all suppliers from which Billing ordered supplies,  merchandise  and other goods and services  with an aggregate purchase  price for each such  supplier  of $10,000 or more  during the twelve-month period ended January 31,



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         1996,  (b) the  amount for which each such  supplier  invoiced  Billing during  such  period,  and  (c) a  list  of  each  Contract  that  is a

         "requirements  contract,"  "take or pay contract," or similar  Contract pursuant to which Billing is or may be required to purchase any minimum amount of supplies,  merchandise or other goods and services during any applicable  period of time, or pay for such  supplies,  merchandise  or other goods and services even though not actually used by,  received by or  delivered  to  Billing,  and a  complete  description  of the terms thereof.  Billing  has not  received  any  notice  and has no reason to believe that there has been any material adverse change in the price of such supplies, merchandise or other goods or services, or that any such supplier will not sell supplies,  merchandise and other goods to Merger

         Sub at any time after the Closing Date on terms and conditions  similar to those used in its current  sales to Billing,  subject to general and customary  price  increases.  To the best  knowledge of Billing and the

         Selling Partners, no supplier of Billing described in clause (a) of the first  sentence of this section has  otherwise  threatened  to take any action  described  in  the  preceding  sentence  as  a  result  of  the consummation of the transactions contemplated by this Agreement and the

         Collateral Agreements.



                  2.1.17  PRODUCT  WARRANTIES.  Except as set forth in  Schedule

         2.1.17  and for  warranties  under  Applicable  Law,  (a)  there are no warranties  express or implied,  written or oral,  with  respect to the products  and  services  of  Billing  and (b) there are no  pending  or threatened claims with respect to any such warranty, and Billing has no liability with respect to any such warranty,  whether known or unknown,

         absolute, accrued, contingent or otherwise and whether due or to become due.



                  2.1.18 ABSENCE OF CERTAIN BUSINESS PRACTICES. Billing has not,

         nor has any officer,  employee or agent of Billing, or any other Person acting  on behalf  of  Billing  or any  officer,  employee  or agent of

         Billing,  directly or  indirectly,  within the past five years given or agreed to give any gift or similar  benefit to any customer,  supplier,

         governmental employee or other Person who is or may be in a position to help or hinder the business of Billing (or assist Billing in connection with any actual or proposed  transaction  relating  to the  business of

         Billing)  (i) which  subjected or might have  subjected  Billing to any damage or penalty in any civil, criminal or governmental  litigation or proceeding,  (ii)  which if not  given in the  past,  might  have had a

         Material  Adverse  Effect,  (iii) which if not continued in the future,

         might have a Material Adverse Effect or subject Billing,  Merger Sub or

         ACI to suit or penalty in any  private or  governmental  litigation  or proceeding, (iv) for any of the purposes described in Section 162(c) of the Code or (v) for the  purpose of  establishing  or  maintaining  any concealed fund or concealed bank account.





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                  2.1.19   INTELLECTUAL PROPERTY.



                           (A) TITLE. Schedule 2.1.19(a) contains a complete and

                  correct  list of all  Intellectual  Property  that is owned by

                  Billing  and  primarily  related  to, used in, held for use in connection with, or necessary for the conduct of, or otherwise material to the business of Billing  (the "Owned  Intellectual

                                                             -------------------

                  Property").  Billing  owns or has the  exclusive  right to use

                  --------

                  pursuant to license,  sublicense,  agreement or permission all

                  Intellectual  Property Assets, free from any Liens (other than

                  Permitted  Liens) and free from any  requirement  of any past,

                  present or future royalty payments,  license fees,  charges or other payments, or conditions or restrictions whatsoever.  The

                  Intellectual  Property Assets comprise all of the Intellectual

                  Property  necessary for the Partnership to conduct and operate the business of Billing as now being conducted by Billing.



                           (B)  TRANSFER.  Immediately  after the  Closing,  the

                  Partnership  will own all of the Owned  Intellectual  Property and will have a right to use all other  Intellectual  Property

                  Assets,  free from any Liens (other than Permitted  Liens) and on the same  terms and  conditions  as in effect  prior to the

                  Closing.



                           (C) NO  INFRINGEMENT.  The conduct of the business of

                  Billing  does not  infringe  or  otherwise  conflict  with any rights of any Person in respect of any Intellectual  Property.

                  To  the  knowledge  of  the  Selling  Partners,  none  of  the

                  Intellectual  Property  Assets is being infringed or otherwise used or available for use, by any other Person.



                           (D) LICENSING  ARRANGEMENTS.  Schedule 2.1.19(d) sets

                  forth all  agreements,  arrangements  or laws (i)  pursuant to which Billing has licensed Intellectual Property Assets to, or the use of Intellectual Property Assets is otherwise permitted

                  (through  non-assertion,  settlement or similar  agreements or otherwise)  by, any other  Person and (ii)  pursuant  to which

                  Billing has had Intellectual  Property  licensed to it, or has otherwise been permitted to use Intellectual Property (through non-assertion, settlement or similar agreements or otherwise).

                  All of the  agreements or  arrangements  set forth on Schedule

                  2.1.19(d) (x) are in full force and effect in accordance  with their terms and no default exists thereunder by Billing, or to the  knowledge  of the  Selling  Partners,  by any other party thereto,  (y) are free and clear of all Liens,  and (z) do not contain  any change in control  or other  terms or  conditions that will become applicable or inapplicable as a result



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                  of the consummation of the  transactions  contemplated by this

                  Agreement.  Billing  has  delivered  to ACI true and  complete copies of all licenses and arrangements (including amendments)

                  set forth on Schedule 2.1.19(d). All royalties,  license fees,

                  charges and other amounts payable by, on behalf of, to, or for the  account  of,  Billing  in  respect  of  any  Intellectual

                  Property are disclosed in the Financial Statements.



                           (E) NO INTELLECTUAL PROPERTY LITIGATION.  No claim or

                  demand of any Person has been made nor is there any proceeding that is pending,  or to the knowledge of the Selling Partners,

                  threatened,  nor is there a reasonable  basis therefor,  which

                  (i)  challenges  the  rights  of  Billing  in  respect  of any

                  Intellectual  Property  Assets,  (ii)  asserts that Billing is infringing or otherwise in conflict with, or is, except as set forth in  Schedule  2.1.19(d),  required  to pay any  royalty,

                  license  fee,  charge or other  amount  with  regard  to,  any

                  Intellectual Property, or (iii) claims that any default exists

                  under  any  agreement  or   arrangement   listed  on  Schedule

                  2.1.19(d). None of the Intellectual Property Assets is subject

                  to  any  outstanding  order,  ruling,   decree,   judgment  or

                  stipulation   by   or   with   any   court,   arbitrator,   or

                  administrative   agency,  or  has  been  the  subject  of  any

                  litigation within the last five years, whether or not resolved in favor of Billing.



                           (F) DUE REGISTRATION. The Owned Intellectual Property

                  has been duly registered  with,  filed in or issued by, as the case may be, the United States  Patent and  Trademark  Office,

                  United States  Copyright  Office or such other filing offices,

                  domestic or foreign, and Billing has taken such other actions,

                  to  ensure  full  protection  under  any  applicable  laws  or regulations,  and such registrations,  filings,  issuances and other actions remain in full force and effect, in each case to the extent material to the business of Billing.



                           (G) USE OF NAME  AND  MARK.  Except  as set  forth in

                  Schedule  2.1.19(g),  there  are,  and  immediately  after the

                  Closing will be, no  contractual  restrictions  or limitations pursuant to any  orders,  decisions,  injunctions,  judgments,

                  awards  or  decrees  of  any  Governmental  Authority  on  the

                  Partnership's right to use the name "Hold Billing Service" and the name and mark "HOLD" in the conduct of its business.



                  2.1.20  INSURANCE.  Schedule  2.1.20  contains a complete  and

         correct  list  and  summary   description  of  all  insurance  policies

         maintained by Billing. Billing



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         has delivered to ACI complete and correct  copies of all such policies,

         together with all riders and amendments  thereto.  Such policies are in full force and effect,  and all  premiums  due thereon  have been paid.

         Billing  has  complied  in all  material  respects  with the  terms and provisions of such policies.  The insurance  coverage  provided by such policies  is adequate  and  customary  for the  business  conducted  by

         Billing.  Schedule 2.1.20 sets out all claims made by Billing under any policy of insurance during the past two years, and there is no basis on which a claim should or could be made under any such policy.  There are no pending or asserted claims outstanding under any such policies as to which any  insurer  has denied  liability,  and there are no pending or asserted claims  outstanding  under any insurance policy or binder that have been disallowed or improperly filed.



                  2.1.21   REAL PROPERTY.



                           (A) OWNED REAL  PROPERTY.  Billing  has no Owned Real

                  Property.



                           (B) LEASES.  Schedule  2.1.21(b)  contains a complete

                  and  correct  list of all Leases  setting  forth the  address,

                  landlord and tenant for each Lease.  Billing has  delivered to

                  ACI correct and complete  copies of the Leases.  Each Lease is legal,  valid,  binding,  enforceable,  and in full  force and effect,  except as may be limited by  bankruptcy,  insolvency,

                  reorganization and similar Applicable Laws affecting creditors generally  and  by the  availability  of  equitable  remedies.

                  Neither  Billing nor any other party is in default,  violation or breach in any  respect  under any  Lease,  and no event has occurred and is continuing that constitutes or, with notice or the  passage  of time or both,  would  constitute  a  default,

                  violation or breach in any respect under any Lease. Each Lease grants the tenant under the Lease the  exclusive  right to use and occupy the demised premises  thereunder.  Billing has good and valid title to the leasehold  estate under each Lease free and clear of all Liens  other than  Permitted  Liens.  Billing

                  enjoys   peaceful  and   undisturbed   possession   under  its

                  respective Leases for the Leased Real Property.



                           (C) FEE AND  LEASEHOLD  INTERESTS.  The Real Property

                  constitutes  all  the  fee  and  leasehold  interests  in real property  held for use in connection  with,  necessary for the conduct of, or otherwise material to, the business of Billing.



                           (D) NO  PROCEEDINGS.  There are no eminent  domain or

                  other similar proceedings pending or threatened  affecting any portion of the Real  Property.  There is no writ,  injunction,

                  decree,



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                  order or judgment outstanding,  nor any action, claim, suit or proceeding, pending or threatened,  relating to the ownership,

                  lease,  use,  occupancy or operation by any Person of any Real

                  Property.



                           (E) CURRENT  USE.  The use and  operation of the Real

                  Property  in the conduct of the  business of Billing  does not violate in any material  respect any  instrument  of record or agreement  affecting the Real Property.  There is no violation of any covenant, condition,  restriction, easement or order of any  Governmental  Authority  having  jurisdiction  over  such property or of any other  Person  entitled to enforce the same affecting the Real  Property or the use or occupancy  thereof.

                  No damage or  destruction  has occurred with respect to any of the Real  Property  since the  Balance  Sheet Date that would,

                  individually  or in the  aggregate,  have a  Material  Adverse

                  Effect.



                           (F)  COMPLIANCE  WITH REAL  PROPERTY  LAWS.  The Real

                  Property is in full compliance  with all applicable  building,

                  zoning,  subdivision and other land use and similar Applicable

                  Laws  affecting  the Real  Property  (collectively,  the "Real

                                                                            ----

                  Property  Laws"),  and Billing has not  received any notice of

                  --------------

                  violation or claimed violation of any Real Property Law. There is no pending or, or to the knowledge of the Selling Partners,

                  anticipated  change in any Real Property Law that will have or result  in a  material  adverse  effect  upon  the  ownership,

                  alteration,  use,  occupancy or operation of the Real Property or any portion thereof.  No current use by Billing of the Real

                  Property  is  dependent  on  a  nonconforming   use  or  other

                  Governmental  Approval  the absence of which would  materially limit the use of such  properties  or  assets  held for use in connection  with,  necessary  for the conduct of, or otherwise material to, the business of Billing.



                  2.1.22   ENVIRONMENTAL MATTERS.



                           (A) PERMITS. All Environmental Permits are identified

                  in Schedule 2.1.22(a), and Billing currently holds, and at all times has held, all such  Environmental  Permits  necessary to the business of Billing.  Billing has not been notified by any relevant Governmental  Authority that any Environmental Permit will be modified,  suspended,  cancelled or revoked, or cannot be renewed in the ordinary course of business.



                           (B)   NO VIOLATIONS.  Billing and its Affiliates have

                  complied and are in compliance  in all  material respects with all



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                  Environmental  Permits and all applicable  Environmental  Laws pertaining  to the Real  Property  (and the use,  ownership or transferability  thereof)  and the  business  of  Billing.  No

                  Person has alleged any violation by Billing or its  Affiliates of any Environmental  Permits or any applicable  Environmental

                  Law  relating to the conduct of the business of Billing or the use, ownership or transferability of the Real Property.



                           (C) NO  ACTIONS.  Except  as set  forth  in  Schedule

                  2.1.22(c),  neither  Billing  nor  any of its  Affiliates  has caused or taken any action that has resulted or may result in,

                  or has been or is subject to, any  liability or  obligation on

                  the  part  of  Billing  relating  to  (i)  the   environmental

                  conditions  on,  under,  or  about  any  Real  Property,   the

                  properties or assets owned, leased or used by Billing held for use in  connection  with,  necessary  for the  conduct  of, or otherwise  material to, the  business of Billing,  or (ii) the

                  past  or  present  use,   management,   handling,   transport,

                  treatment,  generation,  storage or  Release of any  Hazardous

                  Substances.



                           (D) FULL  DISCLOSURE.  Billing has disclosed and made

                  available  to ACI  all  information,  including  all  studies,

                  analyses  and test  results,  in the  possession,  custody  or control of Billing or any of its  Affiliates  relating  to (i)

                  the  environmental  conditions  on,  under or  about  the Real

                  Property,   and  (ii)  Hazardous   Substances  used,  managed,

                  handled,  transported,  treated, generated, stored or Released by  Billing  or any  other  Person  at any  time  on any  Real

                  Property, or otherwise in connection with the use or operation of the  properties  or  assets  used  in or  held  for  use in connection with the business of Billing.



                  2.1.23 EMPLOYEES AND LABOR MATTERS. Schedule 2.1.23 sets forth the name,  title and salary of each  employer of Billing as of the date of this Agreement.  Except as set forth in Schedule 2.1.23,  Billing is not a party to or  bound by any  collective  bargaining  agreement  and

         there  are  no  labor  unions  or  other  organizations   representing,

         purporting  to  represent or  attempting  to  represent  any  employees employed in the operation of the business of Billing.  Since January 1,

         1991,  there has not occurred or, to the best  knowledge of any Selling

         Partner, been threatened any material strike, slowdown, picketing, work stoppage,  concerted  refusal to work  overtime or other  similar labor activity with respect to any employees employed in the operation of the business of Billing.  There are no labor disputes  currently subject to any grievance  procedure,  arbitration  or  litigation  and there is no representation petition pending or, to the best knowledge of Billing or any Selling Partner,  threatened with respect to any employee  employed in the  operation of the  business of Billing.  Billing has complied in all



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         material  respects with all  provisions of Applicable Law pertaining to the employment of employees,  including all such Laws relating to labor relations, equal employment,  fair employment practices,  entitlements,

         prohibited  discrimination  or other  similar  employment  practices or acts,  except  for any  failure  so to  comply  that,  individually  or together with all such other failures, has not and will not result in a material  liability or obligation  on the part of Billing,  and has not had or resulted in, and will not have or result in, a Material  Adverse

         Effect.



                  2.1.24   EMPLOYEE BENEFIT PLANS AND RELATED MATTERS.



                           (A) EMPLOYEE BENEFIT PLANS.  Schedule  2.1.24(a) sets

                  forth a true  and  complete  list of  each  "employee  benefit plan," as such term is defined  in section  3(3) of the ERISA,

                  whether or not subject to ERISA, and each bonus,  incentive or

                  deferred  compensation,   severance,  termination,  retention,

                  change of control,  stock option,  stock  appreciation,  stock purchase, phantom stock or other equity-based,  performance or other  employee  or  retiree  benefit  or  compensation  plan,

                  program,  arrangement,  agreement,  policy  or  understanding,

                  whether  written or  unwritten,  that  provides or may provide benefits or  compensation in respect of any employee or former employee  employed  or  formerly  employed  by  Billing or the beneficiaries  or  dependents  of any such  employee or former employee (such employees, former employees,  beneficiaries and dependents  collectively,  the "Employees") or under which any

                                                  ---------

                  Employee is or may become  eligible to participate or derive a benefit and that is or has been  maintained or  established by

                  Billing  or  any  other  trade  or  business,  whether  or not incorporated,  which,  together  with Billing is or would have been  at  any  date  of  determination  occurring  within  the preceding six years treated as a single employer under section

                  414  of  the  Code   (such   other   trades   and   businesses

                  collectively,  the "Related Persons"),  or to which Billing or

                                      ---------------

                  any Related Person  contributes or is or has been obligated or required to  contribute  or with respect to which  Billing may have any liability or obligation (collectively,  the "Plans").

                                                                        -----

                  With respect to each such Plan,  Billing  has, if  applicable,

                  provided  ACI  complete  and  correct  copies of: all  written

                  Plans;   descriptions  of  all  unwritten   Plans;  all  trust

                  agreements, insurance contracts or other funding arrangements;

                  the two most recent actuarial and trust reports;  the two most recent Forms 5500 and all schedules  thereto;  the most recent

                  IRS determination  letter;  current summary plan descriptions;

                  all material  communications received from or sent to the IRS,

                  the Pension Benefit Guaranty  Corporation or the Department of

                  Labor   (including   a   written   description   of  any  oral

                  communication); an actuarial study of any post-employment life

                  or



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                  medical  benefits  provided  under  any  such  Plan,  if  any;

                  statements  or other  communications  regarding  withdrawal or

                  other   multiemployer  plan  liabilities,   if  any;  and  all

                  amendments and modifications to any such document. Billing has not  communicated  to any Employee any intention or commitment to modify  any Plan or to  establish  or  implement  any other employee or retiree benefit or compensation arrangement.



                           (B) QUALIFICATION. Each Plan intended to be qualified

                  under  section  401(a)  of the  Code,  and the  trust (if any)

                  forming a part thereof, has received a favorable determination letter from the IRS as to its qualification under the Code and to the  effect  that each such trust is exempt  from  taxation under  section  501(a) of the Code,  and nothing has  occurred since  the  date  of  such  determination  letter  that  could adversely affect such qualification or tax-exempt status.



                           (C)  COMPLIANCE;  LIABILITY.  No Plan is  subject  to

                  section  412 of the Code or section  302 or Title IV of ERISA.

                  No  liability  has  been  or is  expected  to be  incurred  by

                  Billing,  any Related Person  (either  directly or indirectly,

                  including as a result of an indemnification  obligation) under or pursuant to Title I or IV of ERISA or the  penalty,  excise tax or joint  and  several  liability  provisions  of the Code relating to employee  benefit plans,  and, to the knowledge of the Selling Partners,  no event,  transaction or condition has occurred or exists that could result in any such  liability to the business of Billing.  Each of the Plans has been  operated and  administered  in all  respects  in  compliance  with  all

                  Applicable  Laws,  except for any  failure so to comply  that,

                  individually or together with all other such failures, has not and will not result in a material  liability or  obligation on the  part  of the  business  of  Billing,  and  has not had or resulted  in,  and  will  not have or  result  in, a  Material

                  Adverse Effect.  There are no material pending or, to the best knowledge  of Billing  and the  Selling  Partners,  threatened claims by or on behalf of any of the Plans, by any Employee or otherwise,  involving  any such Plan or the assets of any Plan

                  (other  than  routine  claims  for  benefits).  No  Plan  is a

                  "multiemployer  plan" within the meaning of Section 4001(a)(3)

                   -------------------

                  of ERISA or is a "multiple  employer  plan" within the meaning

                                    ------------------------

                  of section 4063 or 4064 of ERISA. All  contributions  required to have been made by Billing  and each  Related  Person to any

                  Plan  under  the  terms of any such  Plan or  pursuant  to any applicable  collective  bargaining agreement or Applicable Law have been made within the earliest time prescribed by any such

                  Plan, agreement or



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                  Applicable  Law.  No  Employee  is or may become  entitled  to post-employment  benefits  of  any  kind  by  reason  of  such employment,  including death or medical  benefits  (whether or not insured), other than (a) coverage provided pursuant to the terms of any Plan  specifically  identified as providing  such coverage in Schedule 2.1.24(a) or mandated by section 4980B of the  Code,  (b)  retirement  benefits  payable  under any Plan qualified  under  section  401(a) of the Code or (c)  deferred compensation  accrued as a liability on the Balance Sheet,  or incurred  after the Balance Sheet Date in the ordinary  course of  business  consistent  with the prior  practice of Billing,

                  pursuant  to the  terms  of a Plan.  The  consummation  of the transactions  contemplated by this Agreement or the Collateral

                  Agreements  will not  result in an  increase  in the amount of compensation or benefits or the acceleration of the vesting or timing of payment of any  compensation or benefits  payable to or in respect of any such Employee.



                  2.1.25 CONFIDENTIALITY.  Billing has taken all steps necessary to  preserve  the  confidential  nature  of all  material  confidential information  (including any  proprietary  information)  with respect to

         Billing and the business of Billing.



                  2.1.26 NO GUARANTEES.  None of the  obligations or liabilities of  Billing  is  guaranteed  by  or  subject  to a  similar  contingent obligation  of any other Person.  Billing has not  guaranteed or become

         subject  to  a  similar   contingent   obligation  in  respect  of  the

         obligations or liabilities of any other Person.  Except as disclosed in

         Schedule  2.1.26,  There are no outstanding  letters of credit,  surety bonds or similar instruments of Billing or any of its Affiliates.



                  2.1.27 RECORDS. The books of account of Billing are sufficient to prepare the  Financial  Statements  in  accordance  with GAAP and to prepare audited  financial  statements for the two years ended December

         31,  1995,  in  accordance  with  the  rules  and  regulations  of  the

         Securities  and  Exchange  Commission  applicable  to any  registration statements,  reports or other documents required to be filed therewith.

         Such  financial  statements  of Billing can be audited and such audited financial  statements  prepared  within 90 days  following  the Closing

         Date.



                  2.1.28 BROKERS AND FINDERS. All negotiations  relating to this

         Agreement, the Collateral Agreements, and the transactions contemplated hereby and thereby,  have been carried on without the  participation of any Person acting on behalf of Billing or its Affiliates or any Selling

         Partner in such manner as to give rise to any valid  claim  against the

         Partnership,  ACI, or any of the  Subsidiaries or Affiliates of ACI for

         any brokerage or finder's commission, fee or similar compensation.





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                  2.1.29  BUSINESS  DESCRIPTION  AND  REVIEW.   Schedule  2.1.29

         attached hereto contains an accurate and substantially complete summary description  of the business of Billing and the general  development of the  business  of  Billing  during  the past five  years.  Billing  has previously  presented  and delivered to ACI  Billing's  Financial  Plan entitled  "Budget," dated March 15, 1996 (the "Billing Business Plan").

                                                        ---------------------

         The pro forma income  statements,  pro forma  balance  sheets,  and pro forma  statement of cash flows  attached as Annex I to Schedule and the other estimates  contained in the Billing  Business Plan are based upon factual  assumptions  that  were  reasonably  made by  Billing  and the

         Selling  Partners  and  were  made  in  good  faith  at the  time  such projections  and  estimates  were made,  and such  factual  assumptions remain  reasonable  and  good  faith  assumptions.  There  has  been no material  change in the  business  prospects of Billing or in any other fact or  circumstance,  known to any  Selling  Partner,  which would or could  reasonably  be  expected  to  render  any  such  projections  or estimates, or the assumptions upon which they were based,  unreasonable or not made in good faith in any material respect.



                  2.1.30 RECEIVABLES.  All of Billing's  receivables  (including accounts  receivable,  loans  receivable  and  advances)  and which are reflected on the Balance  Sheet,  and all such  receivables  which will have  arisen  since the Balance  Sheet Date,  are valid and genuine and have arisen solely from bona fide  transactions  in the ordinary course of business  consistent with past practices.  All such  receivables are collectible within 90 days of billing,  and none of such receivables is subject to valid defenses,  set-offs or counterclaims.  Schedule 2.1.30 hereto  accurately lists as of February 29, 1996, all receivables,  the amount owing and the aging of such receivable,  the name and last known address  of the  party  from  whom such  receivable  is owing,  and any security in favor of Billing for the repayment of such receivable which such Billing  purports to have.  Billing has  delivered to ACI complete and  correct  copies  of  all  instruments,  documents  and  agreements evidencing  such  receivables  and of  all  instruments,  documents  or agreements creating security therefor  ("Security").  Billing has valid

                                                  --------

         and perfected  security  interests in such Security (to the extent such priority may be obtained  under  applicable  law by  possession of such

         Security or the filing of  financing  statements  or similar  documents with respect thereto).



                  2.1.31 TRANSACTIONS WITH AFFILIATES.  Except for the ownership of Home Owners Long Distance Incorporated by E. Dunn, P. Dunn, Webb and

         Young,  and  except as  described  on  Schedule  2.1.31,  no partner or employee of Billing, or any member of such Person's immediate family or any  other  of  such  Person's  Affiliates,  owns  or has a 5% or  more ownership  interest in any  corporation  or other entity that is or was during the last three years a party to, or in any property  which is or was during the last three years the subject of, any material  contract,

         agreement or understanding,  business  arrangement or relationship with

         Billing.





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                  2.1.32  DISCLOSURE.  No  representation  or  warranty  by  any

         Selling  Partner  contained  in  this  Agreement  or any  statement  or certificate  furnished or to be furnished by or on behalf of Billing or any Selling  Partner to ACI or Merger Sub or their  representatives  in connection  herewith or pursuant  hereto  contains or will  contain any untrue statement of a material fact, or omits or will omit to state any material  fact  required  to make the  statements  contained  herein or therein  not  misleading.  There is no fact  (other  than  matters of a general  economic or political  nature which do not affect the business of Billing  uniquely)  known to any Selling  Partner  that has not been disclosed by Selling  Partner to ACI that might  reasonably be expected to have or result in a Material Adverse Effect. The representations and warranties of the Selling  Partners in this Section  2.1.32 are several and not joint.



         SECTION  2.2  TITLE TO  PARTNERSHIP  INTERESTS.  Each  Selling  Partner

represents and warrants, severally and not jointly, and solely on behalf of such

Person  individually,  to ACI and Merger Sub that: (i) Selling  Partner owns the

Partnership Interest set forth on Schedule 2.1.2(d)  beneficially and of record,

free and clear of any and all Liens,  and has full power and authority to convey the  Partnership  Interest,  free and  clear  of any and all  Liens,  and,  upon delivery of the  Assignment by Partner  conveying its  Partnership  Interest and payment for such  Partnership  Interest as herein  provided,  Merger Sub (or its designee) will acquire good and marketable title thereto,  free and clear of any and all Liens;  (ii) when this  Agreement has been executed as  contemplated  by

Section 3.1.7 hereof, the Partners will have given their  unconditional  consent to  the  sale  of  Selling  Partner's  Partnership  Interest  to  Merger  Sub in

accordance  with the terms of this  Agreement  as  required by Section 10 of the

Partnership   Agreement;   (iii)  when  this  Agreement  has  been  executed  as

contemplated  by Section  3.1.7  hereof,  the  Partners  will have  given  their unconditional  consent  to admit  Merger  Sub to the  Partnership  as a  Limited

Partner (as defined in the  Partnership  Agreement)  pursuant to the Partnership

Agreement; (iv) when this Agreement has been executed as contemplated by Section

3.1.7  hereof,  the  Partners  will  have  waived  compliance  with  each of the requirements of Section 10 of the Partnership Agreement, including each of those provisions  requiring  any action on the part of Merger Sub prior to the sale of

Selling  Partner's  Partnership  Interest to Merger Sub in  accordance  with the terms  hereof;  (v) when this  Agreement has been  executed as  contemplated  by

Section  3.1.7  hereof,  the Partners  will have duly elected  Merger Sub as the

General Partner of the  Partnership in compliance with each of the  requirements of  Section  14  of  the  Partnership  Agreement;  and  (vi)  Selling  Partner's

Partnership Interest has been duly and validly issued and Partner has funded (or will fund before the same is past due) all capital contributions and advances to the Partnership  that are required by the Partnership  Agreement to be funded or advanced prior to the date hereof and the Closing Date.



         SECTION 2.3  REPRESENTATIONS  AND WARRANTIES OF ACI AND MERGER SUB. ACI

and Merger Sub,  jointly  and  severally,  represent  and warrant to the Selling

Partners that:



                  2.3.1  CORPORATE  STATUS  AND  AUTHORIZATION.  Merger Sub is a

         corporation  duly  organized,  validly  existing and in good  standing,

         under the laws of the State



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         of Texas,  the jurisdiction of its  incorporation,  with full corporate power and  authority  to execute and  deliver  this  Agreement  and the

         Collateral  Agreements,   to  perform  its  obligations  hereunder  and

         thereunder,  and to consummate the transactions contemplated hereby and thereby.  ACI is a corporation duly organized,  validly existing and in good  standing  under  the laws of the  State of  Delaware,  with  full corporate power and authority to execute and deliver this Agreement and the Collateral  Agreements,  to perform its  obligations  hereunder and thereunder,  and to consummate the transactions contemplated hereby and thereby.  The  execution  and  delivery  by Merger  Sub and ACI of this

         Agreement,  and  the  consummation  of  the  transactions  contemplated hereby,  have been, and on the Closing Date, the execution and delivery by the Merger Sub and ACI of the Collateral  Agreements will have been,

         duly authorized by all requisite  corporate action.  Merger Sub and ACI have duly executed and delivered this Agreement and on the Closing Date will have duly executed and delivered the Collateral  Agreements.  This

         Agreement is, and on the Closing Date each of the Collateral Agreements will be, valid and legally  binding  obligations of Merger Sub and ACI,

         enforceable  against  Merger  Sub  and  ACI in  accordance  with  their respective terms.



                  2.3.2  NO  CONFLICTS,   ETC.  The   execution,   delivery  and

         performance  by Merger Sub of this Agreement and each of the Collateral

         Agreements,  and  the  consummation  of the  transactions  contemplated hereby and thereby,  do not and will not  conflict  with or result in a violation  of or under  (with or  without  the  giving of notice or the lapse of time, or both) (i) the articles of  incorporation or bylaws or

         other  organizational   documents  of  Merger  Sub  or  ACI,  (ii)  any

         Applicable Law applicable to Merger Sub, ACI or any of their Affiliates or any of their  properties or assets or (iii) any contract,  agreement or other  instrument  applicable to the Merger Sub, ACI or any of their

         Affiliates or any of their properties or assets, except, in the case of clause (iii), for violations and defaults that, individually and in the aggregate,  have not and will not materially  impair the ability of the

         Merger Sub to perform its obligations under this Agreement or under any

         of  the  Collateral   Agreements  or  to  consummate  the  transactions

         contemplated hereby or thereby.  Except as specified in Schedule 2.3.2,

         no Governmental Approval or other Consent is required to be obtained or made by Merger Sub or ACI in connection with the execution and delivery of this Agreement or the Collateral  Agreements or the  consummation of the transactions contemplated hereby and thereby.



                  2.3.3  LITIGATION.   There  is  no  action,   claim,  suit  or

         proceeding pending,  or to Merger Sub's or ACI's knowledge  threatened,

         by or against or  affecting  Merger  Sub or ACI in  connection  with or relating to the  transactions  contemplated by this Agreement or of any action taken or to be taken in connection  herewith or the consummation of the transactions contemplated hereby.





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                  2.3.4 BROKERS AND FINDERS.  All negotiations  relating to this

         Agreement and the transactions contemplated hereby have been carried on without the participation of any Person acting on behalf of Merger Sub,

         ACI or any of their  Affiliates  in such  manner as to give rise to any valid  claim  against any Selling  Partner or the  Partnership  for any brokerage or finder's commission, fee or similar compensation.



                  2.3.5  DISCLOSURE.  No  representation  or  warranty by ACI or

         Merger Sub contained in this  Agreement or any statement or certificate furnished  or to be  furnished  by or on behalf of ACI or Merger Sub to the Selling Partners or their representatives in connection herewith or pursuant  hereto  contains or will  contain any untrue  statement  of a material  fact,  or  omits  or will  omit to state  any  material  fact required  to make  the  statements  contained  herein  or  therein  not misleading.  There is no fact (other than matters of a general economic or political nature which do not affect its business uniquely) known to

         ACI or Merger Sub that has not been  disclosed by ACI and Merger Sub to the  Selling  Partners  that might  reasonably  be  expected to have or result in a Material Adverse Effect.





                                    ARTICLE 3



                                    COVENANTS





         SECTION 3.1 COVENANTS OF BILLING,  GENERAL PARTNER AND SELLING PARTNER.

Billing,  the General Partner and the Selling  Partners,  to the extent, if any,

indicated below, shall do each of the following:



                  3.1.1 CONDUCT OF BUSINESS. From the date hereof to the Closing

         Date, except as expressly permitted or required by this Agreement or as otherwise consented to by ACI in writing, Billing will:



                           (a) carry on the business of Billing in, and only in,

                  the  ordinary  course,  in  substantially  the same  manner as heretofore  conducted,  and  use  all  reasonable  efforts  to preserve intact its present  business  organization,  maintain its  properties in good operating  condition and repair,  keep available the services of its present officers and significant employees,  and  preserve  its  relationship  with  customers,

                  suppliers and others having business  dealings with it, to the end that  its  goodwill  and  going  business  shall be in all material respects unimpaired following the Closing;





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                           (b) pay accounts payable and other obligations of the

                  business  of Billing  when they  become due and payable in the ordinary course of business consistent with prior practice;



                           (c)  perform  in  all  material  respects  all of its

                  obligations  under  all  Contracts  and other  agreements  and instruments,  and  comply in all  material  respects  with all

                  Applicable Laws applicable to it;



                           (d) not enter into or assume any material  agreement,

                  contract or  instrument,  or enter into or permit any material amendment, supplement, waiver or other modification in respect thereof;



                           (e) not grant (or  commit to grant) any  increase  in

                  the compensation  (including  incentive or bonus compensation)

                  of any employee,  or  institute,  adopt or amend (or commit to institute,  adopt or amend) any  compensation or benefit plan,

                  policy,   program  or  arrangement  or  collective  bargaining

                  agreement applicable to any such employee; and



                           (f) not take any  action or omit to take any  action,

                  which  action or  omission  would  cause to be  inaccurate  or

                  result  in  a  breach  of  any  of  the   representations  and

                  warranties set forth in Section 2.1.7.



                  3.1.2 NO  SOLICITATION.  During  the  term of this  Agreement,

         neither Billing, the General Partner, any Selling Partner, any of their respective  Affiliates  nor any Person acting on their behalf shall (i)

         solicit or encourage any inquiries or proposals  for, or enter into any discussions  with respect to, the  acquisition  of any  properties  and assets held for use in connection  with,  necessary for the conduct of,

         or  otherwise  material  to, the business of Billing or (ii) furnish or cause  to  be  furnished  any  non-public  information  concerning  the business of Billing to any Person (other than ACI, Merger Sub and their respective  agents and  representatives),  other  than in the  ordinary course of  business  or  pursuant  to  Applicable  Law and after  prior written  notice to ACI.  Billing shall not sell,  transfer or otherwise dispose of,  grant any option or proxy to any Person  with  respect to,

         create any Lien upon,  or transfer  any interest in, any of its assets,

         other than in the  ordinary  course of business  consistent  with prior practice and in accordance with each and every term of this Agreement.





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                  3.1.3    ACCESS AND INFORMATION.



                           (a) So long  as this  Agreement  remains  in  effect,

                  Billing and the General  Partner  will (and will cause each of their Affiliates and their Affiliates' respective accountants,

                  counsel,  consultants,  employees and agents) give ACI,  ACI's

                  prospective  lenders  and  investors,   and  their  respective

                  accountants, counsel, consultants,  employees and agents, full access during normal  business hours to, and furnish them with all  documents,  records,  work  papers and  information  with respect to, all of such Person's  properties,  assets,  books,

                  contracts,  commitments,  reports and records  relating to the business and the assets of Billing,  as ACI shall from time to time reasonably request. In addition, Billing will permit ACI,

                  ACI's prospective lenders and investors,  and their respective

                  accountants,  counsel,  consultants,   employees  and  agents,

                  reasonable  access to such  personnel of Billing during normal business  hours as may be  necessary  or  useful to ACI in its review of the  properties,  assets  and  business  affairs  of

                  Billing  and  the  above-mentioned   documents,   records  and

                  information.  Billing will keep ACI  generally  informed as to the affairs of the business of Billing.



                           (b)  Billing   will  retain  all  books  and  records

                  relating  to  the  business  of  Billing  in  accordance  with

                  Billing's  record  retention  policies as presently in effect.

                  During the  seven-year  period  beginning on the Closing Date,

                  the  Selling  Partners  shall not  dispose  of or  permit  the disposal  of any such books and  records  not  required  to be retained  under such  policies  without  first giving 60 days'

                  prior written  notice to ACI offering to surrender the same to

                  ACI at ACI's expense.



                           (c) From and after the Closing Date,  Billing and the

                  Selling Partners will cooperate with Merger Sub and ACI in the preparation  of audited  financial  statements for Billing for the three  years  ended  December  31,  1995,  and shall  make available to ACI and its auditors  all  information  necessary for the preparation thereof.



                  3.1.4 FINANCIAL  STATEMENTS.  Until the Closing,  on or before the 21st day of each  month,  Billing  shall  deliver to ACI  unaudited consolidated  financial statements of Billing as at and for the monthly period  ending the last day of the  preceding  month  (the  "Subsequent

                                                                      ----------

         Monthly Financial Statements"), which shall include a balance sheet and

         ----------------------------

         statement of income. At the time that the Subsequent  Monthly Financial

         Statements are delivered to ACI, Billing and the Selling Partners shall by such delivery be deemed to have made the representations and



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         warranties  to ACI and  Merger  Sub  with  respect  to such  Subsequent

         Monthly Financial Statements set forth in Section 2.1.4.



                  3.1.5 PUBLIC  ANNOUNCEMENTS.  Except as required by Applicable

         Law, Billing shall not, and shall not permit any Affiliate to, make any public  announcement  in respect of this Agreement or the  transactions contemplated hereby without the prior written consent of ACI.



                  3.1.6    FURTHER ACTIONS.



                           (a) Billing and the  Selling  Partners  shall use all

                  reasonable  good faith  efforts to take all  actions and to do all things  necessary,  proper or advisable to consummate  the transactions contemplated hereby by the expected Closing Date.



                           (b)  Billing  and  the  Selling   Partners  will,  as

                  promptly as practicable,  file or supply, or cause to be filed or supplied,  all applications,  notifications and information required to be filed or  supplied  by any of them  pursuant to

                  Applicable  Law  in  connection  with  this   Agreement,   the

                  Collateral Agreements,  the consummation of the Merger and the other transactions contemplated hereby and thereby,  including filings pursuant to the HSR Act, if any.



                           (c) Billing and the Selling Partners,  as promptly as

                  practicable,  will use all  reasonable  efforts to obtain,  or cause to be obtained, all Consents (including all Governmental

                  Approvals  and  any  Consents  required  under  any  Contract)

                  necessary to be obtained in order to consummate the Merger and the other transactions contemplated hereby.



                           (d) Billing and the Selling  Partners  will, and will

                  cause each of their  Affiliates  to,  coordinate and cooperate with ACI and Merger Sub in  exchanging  such  information  and supplying  such  assistance as may be reasonably  requested by

                  ACI or Merger Sub in  connection  with the  filings  and other actions contemplated by Section 3.2.2.



                           (e) At all times  prior to the  Closing,  Billing and

                  the Selling  Partners shall promptly  notify ACI in writing of any  fact,  condition,  event or  occurrence  that will or may result in the failure of any of the  conditions  contained  in

                  Sections  4.1 and 4.2 to be  satisfied,  promptly  upon any of them becoming aware of the same.





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                  3.1.7  PARTNER  CONSENTS.   Pursuant  to  Section  10  of  the

         Partnership  Agreement,  each Partner  unconditionally  consents to the sale and transfer of the Partnership  Interests of the Selling Partners

         to  Merger  Sub  as  contemplated  by  this  Agreement.   Each  Partner

         unconditionally  consents to the  admission  of Merger Sub as a Limited

         Partner of the  Partnership.  Effective on and as of the Closing  Date,

         the General Partner resigns as the General Partner of the  Partnership,

         and each Partner of the Partnership  consents to the General  Partner's

         Partnership Interest thereafter becoming a Limited Partnership Interest for all purposes.  Pursuant to Section 14 of the Partnership Agreement,

         each  Partner  consents  to the  election  of Merger Sub as the General

         Partner of the Partnership,  such election to be effective on and as of the Closing  Date and  contemporaneously  with the  resignation  of the

         General Partner  contemplated  hereby.  Each Partner consents to Merger

         Sub's making  after the  Closing,  for and in the name and on behalf of the  Partnership,  in  its  capacity  as  the  General  Partner  of the

         Partnership, the election permitted by section 754 of the Code.



                  3.1.8 FURTHER ASSURANCES.  Following the Closing,  Billing and

         the Selling  Partners shall,  and shall cause each of their  Affiliates to, from time to time, execute and deliver such additional instruments,

         documents,  conveyances  or  assurances  and take such other actions as shall be necessary,  or otherwise reasonably requested by ACI or Merger

         Sub, to confirm and assure the rights and  obligations  provided for in this  Agreement and in the Collateral  Agreements and render  effective the consummation of the transactions contemplated hereby and thereby.



                  3.1.9 DISCLOSURE MEMORANDUM.  Billing, the General Partner and

         the  Selling  Partners  shall  prepare  a  Disclosure  Memorandum  (the

         "Disclosure  Memorandum") (i) in which Billing, the General Partner and

          ----------------------

         the Selling  Partners,  as the case may be, shall list or describe,  by means of Schedules  attached to the Disclosure  Memorandum and numbered to correspond to the  particular  Section of this Agreement to which it relates,  each of the  Contracts,  Financial  Statements,  Tax Returns,

         documents, instruments, or other writings of any nature whatsoever, and each of the  events  or other  occurrences  of any  nature  whatsoever,

         required by the provisions of this Agreement to be listed or described,

         and (ii) in which Billing, the General Partner and Selling Partners, as the case may be, may  disclose,  by means of Schedules  attached to the

         Disclosure  Memorandum  and numbered to  correspond  to the  particular

         Section  of this  Agreement  to which  it  relates,  exceptions  to the representations,  warranties,  covenants and agreements of Billing, the

         General Partner and the Selling Partners, as the case may be, set forth in this Agreement. The Disclosure Memorandum shall (i) state that it is being  delivered  pursuant to the  provisions  of this Section 3.1.9 of this Agreement;  (ii) contain a representation and warranty of Billing,

         the General Partner and each Selling Partner to the effect that (A) the

         Table of  Contents  attached  as Annex I to the  Disclosure  Memorandum lists each and every Schedule to the Disclosure



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         Memorandum  delivered  pursuant  to  this  Agreement,   and  (B)  true,

         complete,  correct  and  legible  copies  of  each  of  the  Contracts,

         Financial Statements, Tax Returns, documents, instruments and writings,

         including all amendments,  supplements or modifications thereof and all consents and waivers currently in effect thereunder (collectively,  the

         "Supporting  Documents")  have been  furnished to ACI with, and as part

          ---------------------

         of, the Disclosure Memorandum; and (iii) be executed for Billing by the

         General Partner,  for the General Partner by a duly authorized officer,

         and for the Selling  Partners by either Webb or E. Dunn. The Disclosure

         Memorandum,  the  Schedules  to  the  Disclosure  Memorandum,  and  the

         Supporting  Documents  shall be  bound  together  (on the left  side or stitching  margin  in  such  manner  as to  leave  the  reading  matter legible), in one or more parts, to form one complete document, and each page of the  complete  document  shall  be  numbered  sequentially  (in addition  to any  numbering  which  otherwise  may be  present)  by any legible  form  of  notation  from  the  first  page  of the  Disclosure

         Memorandum  through  the  last  page  of any  Schedule  forming  a part thereof,  or otherwise  identified  with such other notation  format or tabbing as will permit  indexing and locating as hereinafter  provided.

         The Table of Contents attached as Annex I to the Disclosure  Memorandum shall indicate, by any legible form of notation, the page number in the sequential  numbering system,  or otherwise  identified with such other notation form or tabbing,  where each Schedule  thereto and  Supporting

         Document  delivered  therewith  is  located  in  the  bound  Disclosure

         Memorandum.   If  any  Schedule  to  the  Disclosure  Memorandum  lists

         documents  that are required to be  disclosed on any other  Schedule to

         the   Disclosure    Memorandum,    the   Disclosure    Memorandum   may

         cross-reference  to such other Schedule if the sequential page numbers,

         or other  notation  format or  tabbing,  of the  listed  documents  are reflected  on such  Schedule.  Billing,  the  General  Partner  and the

         Selling  Partners  shall  prepare  and  deliver  three  copies  of  the

         Disclosure  Memorandum  to ACI or its  counsel on or before  5:00 p.m.,

         Central  Standard or Daylight  Savings Time, as the case may be, on the twentieth  calendar day following the date of this  Agreement,  but, in any  event,  at least one copy of the  Disclosure  Memorandum  shall be delivered to counsel for ACI in Dallas,  Texas.  The  statements of the

         Selling  Partners  contained  in the  Disclosure  Memorandum  and  each

         Schedule to the  Disclosure  Memorandum  shall be deemed to  constitute representations  and  warranties  made by the Selling  Partners in this

         Agreement  as fully  and  completely  and to the same  extent as if the contents  of  each  were  set  forth  in full  in  Section  2.1 of this

         Agreement.



                  ACI shall have through 5:00 p.m., Central Standard or Daylight

         Savings Time,  as the case may be, on the tenth  Business Day following the date on which the Disclosure Memorandum is delivered to ACI and its counsel as herein  provided  (such day being  referred to herein as the

         "Review Termination Date") to review the contents of and disclosures in

          -----------------------

         the  Disclosure  Memorandum  and to  complete  its review of the books,

         records and  operations  of Billing.  At any time through and including the Review Termination Date, ACI shall have the right to



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         terminate  this  Agreement.  In the event ACI elects to terminate  this

         Agreement,  the  provisions  of Article 5 hereof shall govern and apply for all purposes,  and, in addition,  in the event the Selling Partners shall fail to deliver the Disclosure  Memorandum as herein provided, or in the  event  that ACI  terminates  this  Agreement  pursuant  to this

         Section 3.1.9 because the Disclosure  Memorandum sets forth information not  previously  disclosed  to  ACI  which  has  resulted  in or  could reasonably  be expected to result in a Material  Adverse  Effect on the

         Partnership, the Selling Partners shall pay all Reimbursable Expenses.



                  3.1.10 CONVEYANCE OF GENERAL PARTNER.  Contemporaneously  with the Closing, the Selling Partners shall jointly purchase, on a pro rata basis,  and  Mechler  and Box  shall  sell,  the  General  Partner,  in consideration of the transfer by the Selling Partners  collectively and in pro  rata  shares  of one  percent  (1%)  of the  total  outstanding

         Partnership  Interests of the Partnership owned by the Selling Partners on the Closing Date. If these  transactions  be  consummated  as herein contemplated,  then, in such event, the General Partner shall be deemed to be a Selling Partner hereunder for all purposes,  and shall sell its one percent general  Partnership  Interest to Merger Sub at the Closing in accordance  with the terms and provisions of this  Agreement.  There shall  be no  adjustment  to the  Purchase  Price  as a  result  of the transactions contemplated in this Section, and the Purchase Price shall be paid to the Selling  Partners,  including the General  Partner,  pro rata in accordance  with their  respective  Partnership  Interests,  as herein provided.



         SECTION 3.2 COVENANTS OF ACI AND MERGER SUB. ACI and Merger Sub, to the

extent, if any, indicated below, shall do each of the following:



                  3.2.1 PUBLIC  ANNOUNCEMENTS.  Prior to the Closing,  except as required by Applicable Law, ACI and Merger Sub shall not, and shall not permit its  Affiliates to, make any public  announcement  in respect of this  Agreement or the  transactions  contemplated  hereby  without the prior written consent of Billing.



                  3.2.2    FURTHER ACTIONS.



                           (a) ACI and  Merger  Sub agree to use all  reasonable

                  good faith  efforts to take all  actions  and to do all things necessary,  proper or advisable to consummate the transactions contemplated hereby by the expected Closing Date.



                           (b)  ACI  and  Merger  Sub  will,   as   promptly  as

                  practicable, file or supply, or cause to be filed or supplied,

                  all applications, notifications and information required to be filed or supplied  by Merger Sub or ACI, or both,  pursuant to

                  Applicable  Law  in  connection  with  this   Agreement,   the

                  Collateral Agreements,  the Merger pursuant to this Agreement,

                  and the consummation of



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                  the  other  transactions   contemplated  hereby  and  thereby,

                  including filings pursuant to the HSR Act, if any.



                           (c) ACI and Merger Sub will  coordinate and cooperate

                  with  Billing and the  Selling  Partners  in  exchanging  such information and supplying such reasonable assistance as may be reasonably  requested  by Billing and the Selling  Partners in connection with the filings and other actions  contemplated by

                  Section .



                           (d) At all times prior to the Closing, ACI and Merger

                  Sub shall promptly notify Billing and the Selling  Partners in writing of any fact, condition,  event or occurrence that will or may  result  in  the  failure  of  any  of  the  conditions contained  in  Sections  and to be  satisfied,  promptly  upon becoming aware of the same.



                  3.2.3 FURTHER  ASSURANCES.  Following the Closing,  ACI shall,

         and shall cause  Merger Sub and its  Affiliates  to, from time to time,

         execute and deliver such additional instruments, documents, conveyances or assurances  and take such other  actions as shall be  necessary,  or otherwise reasonably requested by the Selling Partners,  to confirm and assure the rights and obligations provided for in this Agreement and in the Collateral  Agreements and render effective the consummation of the transactions contemplated hereby and thereby.





                                    ARTICLE 4



                              CONDITIONS PRECEDENT





         SECTION 4.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The obligations of the parties to consummate the transactions  contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:



                  4.1.1 HSR ACT  NOTIFICATION.  In respect of the  notifications pursuant to the HSR Act, if any, the applicable  waiting period and any extensions thereof shall have expired or been terminated.



                  4.1.2 NO INJUNCTION,  ETC.  Consummation  of the  transactions contemplated  hereby  shall  not  have  been  restrained,  enjoined  or otherwise  prohibited  by any  Applicable  Law,  including  any  order,

         injunction,  decree  or  judgment  of any  court or other  Governmental

         Authority.   No  court  or  other  Governmental  Authority  shall  have determined any Applicable Law to make



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         illegal the consummation of the transactions  contemplated hereby or by the  Collateral  Agreements,  and no  proceeding  with  respect  to the application of any such Applicable Law to such effect shall be pending.



         SECTION  4.2  CONDITIONS  TO  OBLIGATIONS  OF ACI AND MERGER  SUB.  The

obligations  of ACI and Merger Sub to consummate the  transactions  contemplated hereby shall be subject to the fulfillment (or waiver by ACI) on or prior to the

Closing  Date of the  following  additional  conditions,  which  Billing and the

Selling  Partners  agree to use  reasonable  good  faith  efforts to cause to be fulfilled:



                  4.2.1  REPRESENTATIONS,  PERFORMANCE.  The representations and warranties of the Selling  Partners  contained in this Agreement and in the Collateral Agreements shall be true and correct in all respects (in the case of any  representation or warranty  containing any materiality qualification)  or in  all  material  respects  (in  the  case  of  any representation  or warranty without any materiality  qualification)  at and as of the date hereof, and (ii) shall be repeated and shall be true and  correct  in all  respects  (in the case of any  representation  or warranty  containing any materiality  qualification) or in all material respects  (in the case of any  representation  or warranty  without any materiality  qualification) on and as of the Closing Date with the same effect as though made on and as of the Closing  Date.  Billing and each of the Selling  Partners  shall have duly performed and complied in all material  respects with all agreements and conditions  required by this

         Agreement  and each of the  Collateral  Agreements  to be  performed or complied  with by them prior to or on the  Closing  Date.  The  Selling

         Partners shall have  delivered to ACI a certificate,  dated the Closing

         Date and  signed  by each of the  Selling  Partners,  to the  foregoing effect.



                  4.2.2  FINANCING.  ACI shall have obtained funds sufficient to

         enable  ACI  to  consummate  the  transactions   contemplated  by  this

         Agreement on such terms as are  satisfactory  to ACI in its  reasonable judgment.



                  4.2.3  CONSENTS.  Billing and the Selling  Partners shall have obtained and shall have delivered to ACI copies of (i) all Governmental

         Approvals  required to be obtained  by Billing in  connection  with the execution and delivery of this Agreement and the Collateral  Agreements and the consummation of the transactions contemplated hereby or thereby and (ii) all  Consents  (including  all  Consents  required  under  any

         Contract)   necessary  to  be  obtained  in  order  to  consummate  the transactions  contemplated  by  this  Agreement  and by the  Collateral

         Agreements.



                  4.2.4 NO MATERIAL ADVERSE EFFECT. No event, occurrence,  fact,

         condition,  change, development or effect shall have occurred, exist or come to exist that,  individually or in the aggregate,  has constituted or resulted in, or could reasonably be expected to constitute or result in, a Material Adverse Effect on Billing.



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                  4.2.5  COLLATERAL  AGREEMENTS.  ACI and  Merger Sub shall have received each of the following  agreements,  in each case duly executed by the other parties thereto:



                           (a) a  Non-Competition  Agreement a  "Non-Competition

                                                                 ---------------

                  Agreement"),  in  the  form  attached  hereto  as  Exhibit  A,

                  ---------                                          ----------

                  pursuant to which each Selling Partner who will not enter into an  Employment  Agreement  with the  Partnership  agrees  not,

                  directly  or  indirectly,   to  engage,   either  directly  or

                  indirectly,  in any business  competitive  with Billing or its business anywhere in the world for a period of five years;



                           (b) an Employment  Agreement (the "Mechler Employment

                                                              ------------------

                  Agreement"),  in  the  form  attached  hereto  as  Exhibit  B,

                  ---------                                          ----------

                  pursuant   to  which   Mechler   shall  be   employed  by  the

                  Partnership;



                           (c) an  Employment  Agreement  (the  "Box  Employment

                                                                 ---------------

                  Agreement"),  in  the  form  attached  hereto  as  Exhibit  C,

                  ---------                                          ----------

                  pursuant to which Box shall be  employed  by the  Partnership;

                  and



                           (d)  Releases,  in the form  attached as Exhibit G to

                                                                    ---------

                  the HOLD Merger Agreement, executed by each Selling Partner.



                  4.2.6 SUBSEQUENT MONTHLY FINANCIAL STATEMENTS.  ACI shall have

         received  Subsequent  Monthly  Financial  Statements.   The  Subsequent

         Monthly Financial Statements shall (a) contain no liabilities different in kind or in  scope  from the  liabilities  set  forth in the  Balance

         Sheet,  (b) confirm and be consistent with the  information  concerning

         Billing  (including  the projected  results of  operations)  previously provided  to ACI by Billing  and the  Selling  Partners  in the Billing

         Business Plan prior to the date hereof and otherwise be satisfactory to

         ACI.



                  4.2.7  PROCEEDINGS.  All partnership and other  proceedings of

         Billing and the Selling  Partners in connection with this Agreement and the Collateral Agreements and the transactions  contemplated hereby and thereby, and all documents and instruments incident hereto and thereto,

         shall be reasonably  satisfactory  in substance and form to ACI and its counsel, and ACI and its counsel shall have received all such documents and instruments,  or copies thereof,  certified if requested, as may be reasonably requested.



                  4.2.8 HOLD CLOSING.  The conditions to the  obligations of ACI and  Merger  Sub under the HOLD  Merger  Agreement  to  consummate  the transactions  contemplated by the HOLD Merger Agreement shall have been fulfilled (or



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         waived by ACI and Merger Sub) and,  concurrently with the Closing,  the transactions  contemplated by the HOLD Merger Agreement shall have been consummated.



         SECTION  4.3  CONDITIONS  TO  OBLIGATIONS  OF  SELLING  PARTNERS.   The

obligation of the Selling Partners to consummate the  transactions  contemplated hereby shall be subject to the fulfillment (or waiver by the Selling  Partners),

on or prior to the Closing Date, of the following additional  conditions,  which

ACI and Merger  Sub agree to use  reasonable  good faith  efforts to cause to be fulfilled.



                  4.3.1  REPRESENTATIONS,  PERFORMANCE.  The representations and warranties  of Merger Sub and ACI  contained in this  Agreement and the

         Collateral Agreements shall be true and correct in all respects (in the case of any  representation  or  warranty  containing  any  materiality qualification)  or in  all  material  respects  (in  the  case  of  any representation  or warranty without any materiality  qualification)  at and as of the date hereof and (ii) shall be repeated  and shall be true and  correct  in all  respects  (in the case of any  representation  or warranty  containing any materiality  qualification) or in all material respects  (in the case of any  representation  or warranty  without any materiality  qualification) on and as of the Closing Date with the same effect as though made at and as of such time.  Merger Sub and ACI shall have duly  performed  and  complied in all material  respects  with all agreements and conditions required by this Agreement and the Collateral

         Agreements  to be performed or complied with by them prior to or on the

         Closing  Date.  Merger Sub and ACI shall have  delivered to Billing and the Selling  Partners a certificate,  dated the Closing Date and signed by the duly authorized officers of Merger Sub and ACI, to the foregoing effect.



                  4.3.2  CORPORATE  PROCEEDINGS.  All corporate  proceedings  of

         Merger Sub and ACI in connection  with this  Agreement,  the Collateral

         Agreements and the transactions  contemplated  hereby and thereby,  and all documents and  instruments  incident  hereto and thereto,  shall be reasonably  satisfactory  in  substance  and  form to  Billing  and the

         Selling  Partners,  and their  counsel,  and  Billing  and the  Selling

         Partners and their counsel  shall have received all such  documents and instruments,  or copies  thereof,  certified  if  requested,  as may be reasonably requested.



                  4.3.3 HOLD CLOSING.  The conditions to the  obligations of the

         Stockholders  (as defined in the HOLD Merger  Agreement) under the HOLD

         Merger  Agreement to consummate the  transactions  contemplated  by the

         HOLD  Merger  Agreement  shall  have been  fulfilled  (or waived by the

         Stockholders  thereunder),  and,  concurrently  with the  Closing,  the transactions  contemplated by the HOLD Merger Agreement shall have been consummated.





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                  4.3.4 CONSENTS AND APPROVALS. Billing and the Selling Partners

         shall have obtained all Governmental  Approvals necessary to consummate the transactions contemplated hereby.





                                    ARTICLE 5



                                   TERMINATION





         SECTION 5.1  TERMINATION.  This Agreement may be terminated at any time prior to the Closing Date:



                  (a) by ACI pursuant to Section hereof;



                  (b) by the  written  agreement  of  ACI,  Merger  Sub  and the

         Selling Partners;



                  (c) by either the Selling  Partners,  on the one hand, or ACI,

         on the other hand,  by written  notice to the other  party if,  without fault of the  terminating  party,  the  Effective  Time  shall not have occurred by 5:00 p.m. Central Standard or Daylight Savings Time, as the

         case may be, on or before September 30, 1996, unless such date shall be extended by the mutual written consent of ACI and the Selling Partners;



                  (d) by ACI by written  notice to the  Selling  Partners if (i)

         the  representations and warranties of Billing and the Selling Partners shall not have been true and  correct in all  respects  (in the case of

         any    representation   or   warranty    containing   any   materiality

         qualification)  or in  all  material  respects  (in  the  case  of  any representation or warranty without any materiality qualification) as of the  date  when  made or (ii) if any of the  conditions  set  forth  in

         Section 4.1 or 4.2 shall not have been, or if it becomes  apparent that any of such  conditions  will not be,  fulfilled  by 5:00 p.m.  Central

         Standard or Daylight Savings Time, as the case may be, on September 30,

         1996,  unless such failure shall be due to the failure of either ACI or

         Merger Sub to perform or comply with any of the  covenants,  agreements or conditions hereof to be performed or complied with by either of them prior to the Closing; or



                  (e) by the Selling  Partners  by written  notice to ACI if (i)

         the representations and warranties of ACI and Merger Sub shall not have

         been  true  and   correct  in  all   respects   (in  the  case  of  any

         representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) as of the date when made or (ii)

         if any of the conditions set forth in Section 4.1 or 4.3 shall not



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         have been, or if it becomes  apparent that any of such  conditions will not be,  fulfilled by 5:00 p.m.  Central  Standard or Daylight  Savings

         Time on  September  30, 1996,  unless such failure  shall be due to the failure of Billing or any Selling Partner to perform or comply with any of the  covenants,  agreements or conditions  hereof to be performed or complied with by any of them prior to the Closing.



         SECTION 5.2 EFFECT OF  TERMINATION.  In the event of the termination of this Agreement  pursuant to the provisions of Section 5.1, this Agreement  shall become void and have no effect,  without any  liability to any Person in respect hereof  or of the  transactions  contemplated  hereby  on the part of any  party hereto,  or any of its  directors,  officers,  employees,  agents,  consultants,

representatives,  advisers,  stockholders or Affiliates,  except as specified in

Sections 8.2 and 3.1.9, and except for any liability resulting from such party's breach of this Agreement.





                                    ARTICLE 6



                                 INDEMNIFICATION



         SECTION  6.1 BY  BILLING  AND THE  SELLING  PARTNERS.  Billing  and the

General  Partner  (the  "Billing  Group"),  jointly  and  severally,  as to each

                         --------------

representation,  warranty and covenant made by the Billing Group herein, and the

Selling Partners, jointly and severally as to each representation,  warranty and covenant made by the Selling Partners herein,  shall defend,  indemnify and hold harmless  ACI,  Merger Sub,  the  Partnership,  and their  respective  officers,

directors, partners, employees, agents, advisers, representatives and Affiliates

(collectively, the "ACI Indemnitees") from and against, and pay or reimburse the

                    ---------------

ACI  Indemnitees  for,  any and all claims,  liabilities,  obligations,  losses,

fines, costs, royalties, proceedings, deficiencies or damages (whether absolute,

accrued,  conditional or otherwise and whether or not resulting from third party

claims),   including   out-of-pocket  expenses  and  reasonable  attorneys'  and

accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively,  "Losses"),

                                                                       ------

resulting from or arising out of:



                           (i) any inaccuracy of any  representation or warranty

                  made by the Billing, the General Partner or any of the Selling

                  Partners  herein  or  under  any  Collateral  Agreement  or in connection herewith or therewith; or



                           (ii) any failure of the Billing,  the General Partner

                  or any of the  Selling  Partners  to perform  any  covenant or agreement  hereunder  or under  any  Collateral  Agreement  or fulfill  any  other  obligation  in  respect  hereof or of any

                  Collateral Agreement.



         SECTION  6.2 BY MERGER  SUB AND ACI.  Merger Sub and ACI,  jointly  and severally,  shall defend,  indemnify  and hold harmless  Billing and the Selling

Partners and their respective officers,



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directors, partners, employees, agents, advisers, representatives and Affiliates

(collectively,  the "Billing  Indemnitees")  from and against any and all Losses

                     --------------------

resulting from or arising out of:



                           (i) any inaccuracy in any  representation or warranty

                  by any Merger Sub or ACI made or contained in any  Acquisition

                  Agreement  or  any  Collateral   Agreement  or  in  connection

                  herewith or therewith; or



                           (ii) any  failure of Merger Sub or ACI to perform any

                  covenant  or  agreement  hereunder  or  under  any  Collateral

                  Agreement or fulfill any other obligation in respect hereof or of any Collateral Agreement.



         SECTION 6.3 LIMITATION ON INDEMNIFICATION. The ACI Indemnitees shall be entitled  to  indemnification  hereunder  only  when,  and only with  respect to amounts by which,  the aggregate of all Losses  incurred by the ACI  Indemnitees hereunder  and under the HOLD  Merger  Agreement  exceeds  $40,000.  The Billing

Indemnitees shall be entitled to  indemnification  hereunder only when, and only with respect to amounts by which,  the  aggregate of all Losses  incurred by the

Billing  Indemnitees  hereunder  and under  the HOLD  Merger  Agreement  exceeds

$40,000.



         SECTION 6.4 MAXIMUM  LIABILITY OF YOUNG.  Young shall have no liability hereunder  for any amount in excess of Young's pro rata  amount of the  Purchase

Price received by Young pursuant to this Agreement.



         SECTION 6.5 ADJUSTMENTS TO INDEMNIFICATION  PAYMENTS.  Any payment made by Billing and the Selling Partners,  or any of them to ACI Indemnities,  on the one  hand,  or by ACI  and  Merger  Sub,  or  either  of  them,  to the  Billing

Indemnities, on the other hand, pursuant to this Article in respect of any claim

(i)  shall  be  net of any  insurance  proceeds  realized  by  and  paid  to the

Indemnified  Party in respect of such claim and (ii) shall be (A)  reduced by an amount equal to any Tax benefits attributable to such claim and (B) increased by an amount equal to any Taxes  attributable  to the receipt of such payment,  but only to the extent that such Tax benefits are actually  realized,  or such Taxes are  actually  paid,  as the case may be,  by  Billing  or by any  consolidated,

combined or unitary group of which Billing is a member.  The  Indemnified  Party shall use its reasonable  efforts to make insurance claims relating to any claim for which it is seeking  indemnification  pursuant to this  Article 6;  provided

                                                                        --------

that the  Indemnified  Party shall not be  obligated  to make such an  insurance claim if the Indemnified Party in its reasonable judgment believes that the cost of pursuing such an insurance claim together with any corresponding  increase in insurance  premiums or other  chargebacks to the Indemnified  Party, as the case may be, would exceed the value of the claim for which the  Indemnified  Party is seeking indemnification.



         SECTION  6.6  INDEMNIFICATION  PROCEDURES.  In the  case  of any  claim asserted by a third party against a party entitled to indemnification under this

Agreement (the "Indemnified Party"),

                -----------------



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notice shall be given by the Indemnified  Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party

                      ------------------

has actual  knowledge of any claim as to which indemnity may be sought,  and the

Indemnified  Party shall permit the  Indemnifying  Party (at the expense of such

Indemnifying  Party)  to  assume  the  defense  of any  claim or any  litigation resulting  therefrom,  provided that (i) the counsel for the Indemnifying  Party

                       --------

who shall  conduct the defense of such claim or  litigation  shall be reasonably

satisfactory  to  the  Indemnified   Party,   (ii)  the  Indemnified  Party  may

participate in such defense at such Indemnified  Party's expense,  and (iii) the omission by any  Indemnified  Party to give notice as provided  herein shall not relieve the  Indemnifying  Party of its  indemnification  obligation  under this

Agreement except to the extent that such omission results in a failure of actual notice to the  Indemnifying  Party  and such  indemnifying  Party is  materially damaged  as a result  of such  failure  to give  notice.  Except  with the prior written consent of the Indemnified Party, no Indemnifying  Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any  settlement  that provides for injunctive or other  nonmonetary  relief affecting  the  Indemnified  Party or that does not include as an  unconditional term thereof the giving by each claimant or plaintiff to such Indemnified  Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified  Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement  of any such claim by the  Indemnifying  Party  might be  expected to affect adversely the Indemnified  Party's Tax liability or the ability of ACI or the Partnership to conduct its business,  or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying  Party in respect of such claim or any litigation  relating  thereto,  the Indemnified Party shall have the right at all times to take over and assume  control  over the  defense,

settlement,  negotiations  or litigation  relating to any such claim at the sole cost of the Indemnifying  Party,  provided that if the Indemnified Party does so

                                  --------

take over and assume control,  the Indemnified Party shall not settle such claim or  litigation  without  the written  consent of the  Indemnifying  Party,  such consent  not to be  unreasonably  withheld.  In the event that the  Indemnifying

Party  does  not  accept  the  defense  of any  matter  as above  provided,  the

Indemnified  Party shall have the full right to defend against any such claim or demand  and shall be  entitled  to settle or agree to pay in full such  claim or demand.  In any event,  the Indemnifying  Party and the Indemnified  Party shall cooperate in the defense of any claim or litigation  subject to this Section and the  records  of each  shall be  available  to the other  with  respect  to such defense.



         SECTION  6.7 TIME  LIMITATION.  All  claims for  indemnification  under clause (i) of the first  sentence  of Section  8.3(a) or clause (i) of the first sentence of Section 8.3(b) must be asserted within 30 days of the termination of the respective survival periods set forth in Section 8.1.



         SECTION   6.8    INDEMNIFICATION    NOT   EXCLUSIVE.    The   foregoing

indemnification  provisions  are  in  addition  to,  and  not in  derogation  or limitation of, any statutory,  equitable or common-law remedy any party may have for breach of  representation,  warranty,  covenant  or  agreement  or any other remedy for which provision is made in this Agreement.





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                                    ARTICLE 7



                          DEFINITIONS AND CONSTRUCTION





         SECTION 7.1 DEFINITION OF CERTAIN TERMS.  Except as otherwise expressly provided or unless the context  otherwise  requires,  the terms  defined in this

Section 7.1, whenever used in this Agreement (including in the Schedules), shall have the respective  meanings  assigned to them in this Section for all purposes of this Agreement, and include the plural as well as the singular.



                  ACI:  as defined in the first paragraph of this Agreement.



                  ACI INDEMNITEES:  as defined in Section 6.2.



                  AFFILIATE:  of a  Person  means  a  Person  that  directly  or indirectly through one or more intermediaries,  controls, is controlled by,  or is under  common  control  with,  the first  Person.  "Control"

                                                                        -------

         (including the terms  "controlled  by" and "under common control with")

         means the possession, directly or indirectly, of the power to direct or cause the  direction of the  management  policies of a person,  whether through  the  ownership  of voting  securities,  by  contract or credit arrangement, as trustee or executor, or otherwise.



                  AGREEMENT:  this instrument as originally executed,  including the Schedules hereto, or as it may be from time to time supplemented or amended  by  one or  more  supplements  or  amendments  hereto  entered pursuant to the applicable provisions hereof.



                  APPLICABLE   LAW:  all   applicable   provisions  of  all  (i)

         constitutions,  treaties,  statutes,  laws  (including the common law),

         rules,  regulations,  ordinances,  codes or orders of any  Governmental

         Authority,  (ii)  Governmental  Approvals and (iii) orders,  decisions,

         injunctions,  judgments,  awards and decrees of or agreements  with any

         Governmental Authority.



                  BALANCE  SHEET:  the balance sheet  contained in the Unaudited

         Financial Statements.



                  BALANCE SHEET DATE:  as defined in Section 2.1.4.



                  BENEFIT LIABILITIES:  liabilities,  obligations,  commitments,

         costs and expenses,  including  reasonable  fees and  disbursements  of attorneys and other advisors,  including any such expenses  incurred in connection  with the  enforcement of any  applicable  provision of this

         Agreement.



                  BILLING:  as defined in the Recitals to this Agreement.



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                  BILLING BUSINESS PLAN:  as defined in Section 2.1.29.



                  BILLING GROUP:  collectively, Billing and the General Partner.



                  BILLING INDEMNITEES:  as defined in Section ?.



                  BOX:  as defined in the first paragraph of this Agreement.



                  BOX EMPLOYMENT AGREEMENT:  as defined in Section 4.2.5(c).



                  BUSINESS DAY:  shall mean a day other than a Saturday,  Sunday or other day on which commercial banks in New York City or the State of

         Texas are authorized or required to close.



                  CERCLA: the Comprehensive Environmental Response, Compensation

         and Liability Act, 42 U.S.C. ss. 9601 et seq.

                                               -- ---



                  CLOSING:  as defined in Section 1.3.



                  CLOSING DATE:  as defined in Section 2.1.



                  CODE:  the Internal Revenue Code of 1986.



                  COLLATERAL AGREEMENTS:  the agreements and other documents and instruments described in Sections 4.2.5.



                  CONSENT: any consent, approval, authorization, waiver, permit,

         grant, franchise,  concession,  agreement,  license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including any Governmental Authority.



                  CONTRACTS:  as defined in Section 2.1.12(a).



                  COVERED RETURNS:  as defined in Section 2.1.6(a).



                  COVERED TAXES:  all Taxes.



                  DISCLOSURE MEMORANDUM:  as defined in Section 3.1.9.



                  DOLLARS OR $:  lawful money of the United States.



                  E. DUNN:  as defined in the first paragraph of this Agreement.



                  EMPLOYEE BENEFIT PLAN:  as defined in Section 2.1.24(a).



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                  EMPLOYEES:  as defined in Section 2.1.24(a).



                  ENVIRONMENTAL ASSESSMENT:  any environmental assessment of the

         Real Property and the other assets,  equipment  and  facilities  owned,

         leased, operated or used by Billing.



                  ENVIRONMENTAL  LAWS:  all  Applicable  Laws  relating  to  the protection of the  environment,  to human health and safety,  or to any

         emission,   discharge,   generation,   processing,   storage,  holding,

         abatement,  existence, Release, threatened Release or transportation of

         any  Hazardous   Substances,   including   (i)  CERCLA,   the  Resource

         Conservation and Recovery Act, and the  Occupational  Safety and Health

         Act, (ii) all other  requirements  pertaining to reporting,  licensing,

         permitting,  investigation  or  remediation  of emissions,  discharges,

         releases or threatened  releases of Hazardous  Materials  into the air,

         surface  water,  groundwater  or land, or relating to the  manufacture,

         processing,  distribution,  use,  sale,  treatment,  receipt,  storage,

         disposal,  transport or handling of Hazardous Substances, and (iii) all other  requirements  pertaining  to the  protection  of the  health and safety of employees or the public.



                  ENVIRONMENTAL  LIABILITIES  AND  COSTS:  all  Losses,  whether direct or  indirect,  known or  unknown,  current or  potential,  past,

         present or future, imposed by, under or pursuant to Environmental Laws,

         including  all  Losses  related  to  Remedial  Actions,  and all  fees,

         disbursements   and  expenses  of  counsel,   experts,   personnel  and

         consultants  based on,  arising out of or  otherwise in respect of: (i)

         the ownership or operation of the business,  Real Property or any other real properties, assets, equipment or facilities, by Billing, or any of their  predecessors or Affiliates;  (ii) the  environmental  conditions existing  on the  Closing  Date on,  under,  above,  or about  any Real

         Property or any other real properties,  assets, equipment or facilities currently or previously  owned,  leased or operated by the Billing,  or any  of  their  predecessors  or  Affiliates;  and  (iii)  expenditures necessary  to cause any Real  Property or any aspect of the business to be in compliance with any and all requirements of Environmental Laws as of the Closing Date,  including all Environmental  Permits issued under or pursuant to such  Environmental  Laws, and  reasonably  necessary to make full economic use of any Real Property.



                  ENVIRONMENTAL  PERMITS:  any federal,  state and local permit,

         license,  registration,  consent, order,  administrative consent order,

         certificate,  approval  or  other  authorization  with  respect  to the

         Billing  necessary  for  the  conduct  of  the  business  as  currently conducted or previously conducted under any Environmental Law.



                  ERISA:  the Employee Retirement Income Security Act of 1974.





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                  FINANCIAL   STATEMENTS:   each  of  the  financial  statements

         required to be provided by Section 2.1.4.



                  GAAP: generally accepted accounting principles as in effect in the United States.



                  GENERAL  PARTNER:  Hold  Billing &  Collection,  L.C., a Texas

         limited liability company.



                  GOVERNMENT   APPROVAL:   any   Consent  of,  with  or  to  any

         Governmental Authority.



                  GOVERNMENTAL AUTHORITY: any nation or government, any state or other political  subdivision thereof, any entity exercising  executive,

         legislative,  judicial,  regulatory or  administrative  functions of or pertaining to government,  including any government authority,  agency,

         department,  board, commission or instrumentality of the United States,

         any State of the United  States or any political  subdivision  thereof,

         and any tribunal or  arbitrator(s) of competent  jurisdiction,  and any self-regulatory organization.



                  HAZARDOUS  SUBSTANCES:  any substance that: (i) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls,

         petroleum  or  petroleum-derived  substances  or  wastes,  radon gas or related materials, (ii) requires investigation,  removal or remediation under any Environmental  Law, or is defined,  listed or identified as a

         "hazardous  waste" or  "hazardous  substance"  thereunder,  or (iii) is

         toxic,  explosive,  corrosive,  flammable,   infectious,   radioactive,

         carcinogenic, mutagenic, or otherwise hazardous and is regulated by any

         Governmental Authority or Environmental Law.



                  HOLD  MERGER  AGREEMENT:  as  defined  in  Paragraph  A of the

         Recitals.



                  HSR ACT: the Hart-Scott-Rodino  Anti-Trust Improvements Act of

         1976.



                  INDEMNIFIED PARTY:  as defined in Section 6.6.



                  INDEMNIFYING PARTY:  as defined in Section 6.6.



                  INTELLECTUAL  PROPERTY: any and all United States and foreign:

         (a) patents  (including design patents,  industrial designs and utility models) and patent applications  (including docketed patent disclosures

         awaiting  filing,  reissues,   divisions,   continuations-in-part   and

         extensions),   patent   disclosures   awaiting  filing   determination,

         inventions and  improvements  thereto;  (b) trademarks,  service marks,

         trade names, trade dress, logos,  business and product names,  slogans,

         and  registrations  and  applications  for  registration  thereof;  (c)

         copyrights (including



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         software)  and  registrations   thereof;  (d)  inventions,   processes,

         designs,   formulae,  trade  secrets,   know-how,   industrial  models,

         confidential and technical information, manufacturing,  engineering and technical drawings,  product  specifications and confidential  business information;  (e) mask work and other  semiconductor  chip  rights  and registrations  thereof; (f) intellectual property rights similar to any of the  foregoing;  (g) copies and  tangible  embodiments  thereof  (in whatever form or medium, including electronic media).



                  INVENTORIES:   all  inventories  of  raw  materials,  work  in

         process,   finished  products,  goods,  spare  parts,  replacement  and component parts, and office and other supplies,  including  Inventories held at any location  controlled by Billing and Inventories  previously purchased and in transit to Billing at such locations.



                  IRS:  the Internal Revenue Service.



                  LEASED REAL PROPERTY:  means all interests  leased pursuant to the Leases.



                  LEASES:  means the real property leases,  subleases,  licenses and  occupancy  agreements  pursuant  to which  Billing is the  lessee,

         sublessee, licensee or occupant.



                  LIEN: any mortgage,  pledge,  hypothecation,  right of others,

         claim,  security  interest,   encumbrance,  lease,  sublease,  license,

         occupancy  agreement,  adverse claim or interest,  easement,  covenant,

         encroachment,  burden, title defect, title retention agreement,  voting trust  agreement,  interest,  equity,  option,  lien,  right  of  first refusal,  charge or other  restrictions  or  limitations  of any nature whatsoever, including such as may arise under any Contracts.



                  LOSSES:  as defined in Section 6.1.



                  MATERIAL  ADVERSE  EFFECT:   any  event,   occurrence,   fact,

         condition, change or effect that is materially adverse to the business,

         operations, results of operations,  condition (financial or otherwise),

         properties   (including  intangible   properties),   assets  (including

         intangible  assets)  or  liabilities  of  Billing,  or of ACI  and  its

         Subsidiaries, taken as a whole, as the case may be.



                  MECHLER:  as defined in the first paragraph of this Agreement.



                  MERGER  SUB:  as  defined  in  the  first  paragraph  of  this

         Agreement.



                  MERGER SUB INDEMNITEES:  as defined in Section 6.1.



                  MONTHLY UNAUDITED FINANCIAL STATEMENTS:  as defined in Section

         2.1.4.



                  MULTIEMPLOYER PLAN:  as defined in Section 2.1.24(c).



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                  MULTIPLE EMPLOYER PLAN:  as defined in Section 2.1.24(c).



                  NON-COMPETITION AGREEMENT:  as defined in Section 4.2.5(a).



                  OWNED INTELLECTUAL PROPERTY:  as defined in Section 2.1.19(a).



                  OWNED  REAL  PROPERTY:  the real  property  owned by  Billing,

         together with all other structures, facilities, improvements, fixtures,

         systems, equipment and items of property presently or hereafter located thereon,  attached or appurtenant  thereto, or owned by the Billing and located on Leased Real Property,  and all easements,  licenses,  rights and appurtenances relating to the foregoing.



                  P. DUNN:  as defined in the first paragraph of this Agreement.



                  PARTNER:  as defined in the first paragraph of this Agreement.



                  PARTNERS: as defined in the first paragraph of this Agreement.



                  PARTNERSHIP:  as  defined  in  the  first  paragraph  of  this

         Agreement.



                  PARTNERSHIP  AGREEMENT:  the Limited Partnership  Agreement of

         Hold Billing Services, Ltd., effective as May 13, 1994.



                  PARTNERSHIP  INTEREST:  all  of a  Partner's  interest  in the

         Partnership,  including (a) the right to receive  distributions  of the assets of the  Partnership,  (b) the right to  receive  allocations  of income, gain, loss,  deduction,  or credit of the Partnership,  (c) the right,  if  any,  to  participate  in the  affairs  of the  Partnership pursuant to the  Partnership  Agreement or the TRLPA,  (d) the right to any and  all  benefits  to  which  a  Partner  is  entitled  under  the

         Partnership  Agreement or the TRLPA,  and (e) the  obligation to comply with the terms and provisions of the Partnership Agreement.



                  PERMITTED  LIENS:  (i) Liens  reserved  against in the Balance

         Sheet, to the extent so reserved,  (ii) Liens for Taxes not yet due and payable or which are being  contested in good faith and by  appropriate proceedings if adequate reserves with respect thereto are maintained on

         Billing's   books  in  accordance  with  GAAP,  or  (iii)  Liens  that,

         individually  and in the  aggregate,  do not and would  not  materially detract  from the value of any of the  property or assets of Billing or materially  interfere  with  the  use  thereof  as  currently  used  or contemplated to be used or otherwise.



                  PERSON: any natural person,  firm,  partnership,  association,

         corporation,  company, trust, business trust, Governmental Authority or other entity.





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                  PLANS:  as defined in Section 2.1.24(a).



                  PURCHASE PRICE:  as defined in Section 1.2.



                  REAL  PROPERTY:  the Owned Real  Property  and the Leased Peal

         Property.



                  REAL PROPERTY LAWS:  as defined in Section 2.1.21(f).



                  REIMBURSABLE  EXPENSES:  all out-of-pocket  expenses and fees,

         including legal and accounting fees and fees payable to banks and other financial institutions and advisors,  incurred by ACI or Merger Sub, or

         both,  or  on  their  behalf  in  connection   with  the   negotiation,

         preparation,  execution, delivery and performance of this Agreement and the  consummation  of  the  transactions  contemplated  hereby,  or the financing  of  such  transactions,  or  incurred  by  banks,  financial institutions  or advisors and assumed by ACI or Merger Sub, or both, in connection with the negotiation,  preparation,  execution, delivery and performance of this Agreement or any related financing.



                  RELATED PERSONS:  as defined in Section 2.1.24(a).



                  RELEASE:  any releasing,  disposing,  discharging,  injecting,

         spilling,  leaking,  leaching,  pumping, dumping,  emitting,  escaping,

         emptying, seeping, dispersal, migration,  transporting, placing and the like, including the moving of any materials through,  into or upon, any land, soil,  surface water,  ground water or air, or otherwise entering into the environment.



                  REMEDIAL ACTION: all actions required to (i) clean up, remove,

         treat or in any other way  remediate  any  Hazardous  Substances;  (ii)

         prevent the release of Hazardous Substances so that they do not migrate or endanger or  threaten  to endanger  public  health or welfare or the environment; or (iii) perform studies,  investigations and care related to any such Hazardous Substances.



                  REVIEW TERMINATION DATE:  as defined in Section 3.1.9.



                  RIGHTS:  when used with  respect  to a  Partner's  Partnership

         Interest,  all of a Partner's  right,  title,  and interest in, to, and under the Partnership Interest.



                  SECURITIES ACT:  the Securities Act of 1933.



                  SECURITY:  as defined in Section 2.1.30.



                  SELLING  PARTNER:  as defined in the first  paragraph  of this

         Agreement.



                  SELLING  PARTNERS:  as defined in the first  paragraph of this

         Agreement.



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                  SUBSEQUENT MONTHLY FINANCIAL STATEMENTS: as defined in Section

         3.1.4.



                  SUBSIDIARIES:  each  corporation  or other  Person  in which a

         Person owns or controls, directly or indirectly, capital stock or other equity  interests  representing at least 50% of the outstanding  voting stock or other equity interests.



                  SUPPORTING DOCUMENTS:  as defined in Section 3.1.9.



                  TAX: any federal, state,  provincial,  local, foreign or other income,  alternative,  minimum,  accumulated earnings, personal holding

         company,  franchise,   capital  stock,  net  worth,  capital,  profits,

         windfall profits,  gross receipts,  value added,  sales, use, goods and services,  excise,  customs  duties,  transfer,  conveyance,  mortgage,

         registration,   stamp,  documentary,   recording,  premium,  severance,

         environmental  (including  taxes under  Section 59A of the Code),  real property, personal property, ad valorem, intangibles,  rent, occupancy,

         license,  occupational,   employment,  unemployment  insurance,  social

         security,  disability,  workers'  compensation,  payroll,  health care,

         withholding, estimated or other similar tax, duty or other governmental charge or assessment or  deficiencies  thereof  (including all interest and penalties thereon and additions thereto whether disputed or not).



                  TAX RETURN: any return, report,  declaration,  form, claim for refund or information return or statement relating to Taxes,  including any  schedule  or  attachment  thereto,  and  including  any  amendment thereof.



                  TERMINATION   DATE:  the  date  on  which  this  Agreement  is

         terminated pursuant to Section 7.1.



                  TREASURY REGULATIONS:  the regulations  prescribed pursuant to the Code.



                  TRLPA:  the Texas Revised Limited Partnership Act.



                  UNAUDITED FINANCIAL STATEMENTS:  as defined in Section 2.1.4.



                  WEBB:  as defined in the first paragraph of this Agreement.



                  WITHHOLDING TAXES:  as defined in Section 2.1.6(a).



                  YOUNG:  as defined in the first paragraph of this Agreement.



         SECTION 7.2  RULES OF CONSTRUCTION.



                  (a) "This  Agreement"  means  this  instrument  as  originally executed,  including the Exhibits and Schedules hereto, or as it may be from time to time supplemented or



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         amended  by  one or  more  supplements  or  amendments  hereto  entered pursuant to the applicable provisions hereof;



                  (b) "includes" and "including" are not limiting,  and, in each case,  shall  be  construed  as  if  followed  by  the  words  "without limitation," "but not limited to" or words of similar import;



                  (c) "may not" is prohibitive, and not permissive;



                  (d) "shall" is mandatory, and not permissive;



                  (e) "or" is not exclusive  [i.e.,  if a party "may do (a), (b)

         or (c)," then the party may do all of,  any one of, or any  combination of, (a), (b) or (c)] unless the context expressly provides otherwise;



                  (f) all references in this instrument to designated  Articles,

         Sections,  Exhibits,  and  Schedules  are to the  designated  Articles,

         Sections,  Exhibits,  and  Schedules of this  instrument  as originally executed;



                  (g)  all  references   herein  to   constitutions,   treaties,

         statutes, laws, rules, regulations, ordinances, codes or orders include any successor thereto or replacement  thereof,  include all amendments,

         modifications or supplements  thereof or thereto from time to time, and

         unless  the  context   otherwise   requires,   include  all  rules  and

         regulations promulgated thereunder or pursuant thereto;



                  (h) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar  import  refer to this  Agreement as a whole and not to any particular Article, Section or other subdivision;



                  (i) all terms used herein which are defined in the  Securities

         Act,  or the rules and  regulations  promulgated,  thereunder  have the meanings assigned to them therein unless otherwise defined herein; and



                  (j) all accounting terms not otherwise defined herein have the meaning assigned to them in accordance with GAAP.







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                                    ARTICLE 8



                               GENERAL PROVISIONS





         SECTION  8.1   SURVIVAL  OF   REPRESENTATIONS   AND   WARRANTIES.   The

representations  and warranties  contained in this  Agreement  shall survive the execution and delivery of this Agreement, any examination by or on behalf of the parties hereto and the completion of the transactions  contemplated  herein, but only to the extent specified below:



                  (a)  except as set forth in  clauses  (b) and (c)  below,  the representations and warranties contained in Section 2.1 and Section 2.3 shall survive for a period of one year following the Closing Date;



                  (b) the representations  and warranties  contained in Sections

         2.1.1,  2.1.2,  2.1.3,  2.1.22,  2.1.24 and 2.3.1 shall survive without limitation; and



                  (c) the  representations  and warranties  contained in Section

         2.1.6 shall survive as to any Tax covered by such  representations  and warranties  for so long as any  statute  of  limitations  for  such Tax remains  open,  in whole or in part,  including  by reason of waiver of such statute of limitations.



         SECTION 8.2 EXPENSES.  Except as provided in Section 3.1.9, the Selling

Partners, on the one hand, and ACI and Merger Sub, on the other hand, shall bear their respective expenses,  costs and fees (including attorneys',  auditors' and financing  commitment  fees) in connection  with the  transactions  contemplated hereby, including the preparation,  execution and delivery of this Agreement and compliance herewith,  whether or not the transactions  contemplated hereby shall be consummated.



         SECTION 8.3 SEVERABILITY. If any provision of this Agreement, including

any  phrase,   sentence,   clause,  Section  or  subsection  is  inoperative  or

unenforceable for any reason,  such  circumstances  shall not have the effect of rendering the provision in question  inoperative or  unenforceable  in any other case or circumstance,  or of rendering any other provision or provisions  herein contained invalid, inoperative, or unenforceable to any extent whatsoever.



         SECTION 8.4 NOTICES. All notices, requests,  demands, waivers and other communications  required or permitted to be given under this Agreement  shall be in  writing  and  shall be  deemed  to have  been  duly  given if (a)  delivered personally,  (b) mailed by  first-class,  registered or certified  mail,  return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram,





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                  (i) if to Merger Sub or ACI, to



                           Avery Communications, Inc.

                           801 Greenview Drive

                           Grand Prairie, Texas  75050

                           Attention:  Patrick J. Haynes, III



                           with a copy to:



                           Bruce A. Cheatham, Esq.

                           Winstead Sechrest & Minick P.C.

                           1201 Elm Street, Suite 5400

                           Dallas, Texas  75270



                  (ii) if to Billing or the Selling Partners, to



                           Hold Billing Services, Ltd.

                           800 Vantage Drive, Suite 2100

                           San Antonio, Texas  78230

                           Attention:  Joseph W. Webb



                           with a copy to:



                           Byron L. LeFlore, Jr., Esq.

                           Gresham, Davis, Gregory, Worthy & Moore

                           112 East Pecan Street, Ninth Floor

                           San Antonio, Texas  78205-1542



or, in each case,  at such other  address as may be  specified in writing to the other parties hereto.



         All such notices,  requests,  demands, waivers and other communications shall be deemed to have been  received  (w) if by  personal  delivery on the day after such  delivery,  (x) if by certified or  registered  mail,  on the seventh business day after the mailing thereof,  (y) if by next-day or overnight mail or delivery, on the day delivered,  (z) if by telecopy or telegram, on the next day following the day on which such  telecopy or telegram was sent,  provided that a copy is also sent by certified or registered mail.



         SECTION 8.5 HEADINGS.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or  interpretation of this Agreement.



         SECTION 8.6 ENTIRE AGREEMENT.  This Agreement  (including the Schedules hereto) and the Collateral  Agreements (when executed and delivered)  constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.



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         SECTION 8.7  COUNTERPARTS.  This  Agreement  may be executed in several counterparts,  each of which shall be deemed an original  and all of which shall together constitute one and the same instrument.



         SECTION 8.8 GOVERNING LAW, ETC. This Agreement shall be governed in all respects,  including as to validity,  interpretation and effect, by the internal laws of the State of Texas,  without giving effect to the conflict of laws rules thereof.  ACI, Merger Sub,  Billing and each Selling Partner hereby  irrevocably submit to the  jurisdiction  of the courts of the State of Texas and the Federal courts of the United States of America  located in the State of Texas,  City and

County of Dallas, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement,

and hereby waive, and agree not to assert,  as a defense in any action,  suit or proceeding for the interpretation or enforcement hereof or of any such document,

that it is not subject  thereto or that such action,  suit or proceeding may not be brought or is not  maintainable  in said courts or that the venue thereof may not be  appropriate  or that this  Agreement or any of such  document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding  shall be heard and  determined in such a Texas  State or Federal  court.  ACI,  Merger  Sub,  Billing  and each

Selling Partner hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that  mailing of process or other papers in  connection  with any such action or proceeding in the manner provided in Section 8.4, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.



         SECTION 8.9 BINDING  EFFECT.  This Agreement  shall be binding upon and inure  to  the  benefit  of the  parties  hereto  and  their  respective  heirs,

successors and permitted assigns.



         SECTION 8.10  ASSIGNMENT.  This  Agreement  shall not be  assignable or otherwise  transferable by any party hereto without the prior written consent of the other parties hereto; provided,  however, that ACI and Merger Sub may assign

                          --------   -------

this  Agreement to any Subsidiary of ACI, and ACI and Merger Sub may assign this

Agreement  to any  lender  to ACI or any  Subsidiary  or  Affiliate  thereof  as security for obligations to such lender in respect of the financing arrangements entered into in connection  with the  transactions  contemplated  hereby and any

refinancings,   extensions,  refundings  or  renewals  thereof;  and,  provided,

                                                                       --------

further,  that no assignment to any such lender shall in any way affect ACI's or

-------

Merger Sub's obligations or liabilities under this Agreement.



         SECTION  8.11 NO THIRD  PARTY  BENEFICIARIES.  Except  as  provided  in

Section  with  respect to  indemnification  of  Indemnified  Parties  hereunder,

nothing in this  Agreement  shall  confer  any rights  upon any person or entity other  than the  parties  hereto  and their  respective  heirs,  successors  and permitted assigns.



         SECTION 8.12  AMENDMENT;  WAIVERS,  ETC. No amendment,  modification or discharge of this Agreement, and no waiver hereunder,  shall be valid or binding unless  set  forth in  writing  and duly  executed  by the  party  against  whom enforcement of the amendment, modification, discharge



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or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter  described in such writing and shall in no way impair the rights of the party  granting  such waiver in any other  respect or at any other time.  Neither  the  waiver  by any of the  parties  hereto  of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions,  to enforce any of the provisions of this

Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar  nature,  or as a waiver of any of such provisions,  rights or privileges hereunder. The rights and remedies herein  provided are  cumulative and are not exclusive of any rights or remedies that any party may otherwise  have at law or in equity.  The rights and remedies of  any  party  based  upon,  arising  out of or  otherwise  in  respect  of any inaccuracy or breach of any representation,  warranty,  covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act,  omission,  occurrence  or other state of facts upon which any claim of any such  inaccuracy or breach is based may also be the subject  matter of any other representation,  warranty,  covenant  or  agreement  as  to  which  there  is no inaccuracy  or breach.  The  representations  and  warranties of Billing and the

Selling  Partners  shall  not be  affected  or  deemed  waived  by reason of any investigation  made by or on behalf of Merger  Sub or ACI  (including  by any of their respective  advisors,  consultants or representatives) or by reason of the

fact  that  Merger  Sub  or  ACI  or  any  of  such  advisors,   consultants  or

representatives  knew or  should  have  known  that any such  representation  or warranty is or might be inaccurate. The representations and warranties of Merger

Sub  and  ACI  shall  not  be  affected  or  deemed  waived  by  reason  of  any investigation made by or on behalf of Billing or the Selling Partners (including by any of their  respective  advisors,  consultants  or  representatives)  or by reason of the fact that Billing or the Selling Partners or any of such advisors,

consultants  or  representatives  knew  or  should  have  known  that  any  such representation or warranty is or might be inaccurate.







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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                                    AVERY COMMUNICATIONS, INC.







                                    By:________________________________

                                             Patrick J. Haynes, III

                                             Chairman of the Board







                                    AVERY ACQUISITION SUB, INC.







                                    By:________________________________

                                             Patrick J. Haynes, III

                                             Chairman of the Board





                                    HOLD BILLING SERVICES, LTD.



                                    By:      HOLD BILLING & COLLECTION, L.C.



                                         By:___________________________

                                             Harold D. Box

                                             Managing Member



                                         By:___________________________

                                             David W. Mechler

                                             Managing Member



                                    HOLD BILLING & COLLECTION, L.C.





                                    By:________________________________

                                             Harold D. Box

                                             Managing Member



                                    By:________________________________

                                             David W. Mechler, Jr.

                                             Managing Member



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                                    SELLING PARTNERS









                                    ___________________________________

                                    Joseph W. Webb









                                    ___________________________________

                                    James A. Young









                                    ___________________________________

                                    Edward L. Dunn









                                    ___________________________________

                                    Philip S. Dunn





                                    PARTNERS







                                    ___________________________________

                                    Harold D. Box





                                    ___________________________________

                                    David W. Mechler, Jr.